[LOGO]  ALLIANCEBERNSTEIN(SM)
        Investment Research and Management


The AllianceBernstein Pooling Portfolios
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                                                       PROSPECTUS - May 20, 2005

                                             Pooling Portfolios
                                             >   U.S. Value
                                             >   U.S. Large Cap Growth
                                             >   Global Real Estate Investment
                                             >   International Value
                                             >   International Growth
                                             >   Short Duration Bond
                                             >   Intermediate Duration Bond
                                             >   Inflation Protected Securities
                                             >   High-Yield
                                             >   Small-Mid Cap Value
                                             >   Small-Mid Cap Growth

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
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The Portfolios' investment adviser is Alliance Capital Management L.P.
("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. The Portfolios are available only to mutual funds advised by, and certain other institutional clients of, Alliance that seek to invest in a blend of asset classes.

                                TABLE OF CONTENTS

                                                                            Page
RISK/RETURN SUMMARY............................................................3
AllianceBernstein U.S. Value Portfolio.........................................4
AllianceBernstein U.S. Large Cap Growth Portfolio..............................5
AllianceBernstein Global Real Estate Investment Portfolio......................6
AllianceBernstein International Value Portfolio................................7
AllianceBernstein International Growth Portfolio...............................8
AllianceBernstein Short Duration Bond Portfolio................................9
AllianceBernstein Intermediate Duration Bond Portfolio........................10
AllianceBernstein Inflation Protected Securities Portfolio....................11
Alliance Bernstein High-Yield Portfolio.......................................12
AllianceBernstein Small-Mid Cap Value Portfolio...............................13
AllianceBernstein Small-Mid Cap Growth Portfolio..............................14
SUMMARY OF PRINCIPAL RISKS....................................................15
PRINCIPAL RISKS BY PORTFOLIO..................................................16
FEES AND EXPENSES OF THE PORTFOLIOS...........................................18
GLOSSARY......................................................................19
DESCRIPTION OF THE PORTFOLIOS.................................................20
Investment Objectives and Principal Policies..................................20
Description of Additional Investment Practices................................28
Additional Risk Considerations ...............................................33
MANAGEMENT OF THE PORTFOLIOS..................................................36
Investment Adviser............................................................36
Portfolio Managers............................................................37
Legal Proceedings.............................................................39
PURCHASE AND SALE OF SHARES...................................................40
How The Portfolios Value Their Shares.........................................40
How To Buy Shares.............................................................41
How To Sell Shares............................................................41
Frequent Purchases and Redemptions of
  Portfolio Shares............................................................41
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................41
APPENDIX A: BOND RATINGS .....................................................43

RISK/RETURN SUMMARY

The following is a summary of certain key information about The
AllianceBernstein Pooling Portfolios. Additional information about each Portfolio, including a detailed description of the risks of an investment in each Portfolio, appears after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies, principal risks and fees. Each Portfolio's Summary page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks is on page 14.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Be sure to read this additional information BEFORE investing. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

Past performance of a fund before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, investors may lose money by investing in the Portfolios.

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AllianceBernstein U.S. Value Portfolio
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
OBJECTIVE:                         PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
Long-term growth of capital.       The Portfolio invests primarily in a              Under normal circumstances, the
                                   diversified portfolio of equity                   Portfolio invests at least 80% of its
                                   securities of U.S. companies with                 net assets in equity securities
                                   relatively larger market capitalizations          issued by U.S. companies.
                                   as compared to the overall U.S. equity
                                   market.                                           Among the principal risks of
                                                                                     investing in the Portfolio is market
                                   The Portfolio's investment policies               risk, which is the risk of losses
                                   emphasize investment in companies that            from adverse changes in the stock
                                   Alliance's Bernstein unit ("Bernstein")           market. Depending on the Portfolio's
                                   determines to be undervalued. In                  investments at a particular time, the
                                   selecting securities for the Portfolio,           Portfolio may also have
                                   Bernstein uses its fundamental research           industry/sector risk. To the extent
                                   to identify companies whose long-term             the Portfolio invests in securities
                                   earnings power and dividend-paying                of non-U.S. issuers, it may have
                                   capability are not reflected in the               non-U.S. issuer risk and currency
                                   current market price of their securities.         risk.

                                   PERFORMANCE INFORMATION

                                   No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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AllianceBernstein U.S. Large Cap Growth Portfolio
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
OBJECTIVE:                         PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
Long-term growth of capital.       The Portfolio invests primarily in                Growth Index. While the market
                                   equity securities of U.S. companies with          capitalizations of companies in the
                                   relatively larger market capitalizations          Russell 1000(R) Growth Index ranged from
                                   as compared to the overall U.S. equity            $501 million to almost $381 billion as
                                   market. Unlike most equity funds, the             of March 31, 2005, the Portfolio
                                   Portfolio focuses on a relatively small           normally will invest in common stocks
                                   number of large, intensively researched           of companies with market capitalizations
                                   U.S. companies that Alliance believes             of at least $5 billion at the time of
                                   have strong management, superior                  purchase.
                                   industry positions, excellent balance
                                   sheets and superior earnings growth               Among the principal risks of investing
                                   prospects. Alliance relies heavily on             in the Portfolio is market risk, which
                                   the fundamental analysis and research of          is the risk of losses from adverse
                                   its internal research staff to select             changes in the stock market. Because
                                   the Portfolio's investments.                      the Portfolio invests in a smaller
                                                                                     number of companies than many other
                                   Under normal circumstances, the                   equity funds, the Portfolio also has
                                   Portfolio invests at least 80% of its             focused portfolio risk, which is the
                                   net assets in equity securities issued            risk that changes in the value of a
                                   by large-cap U.S. companies.  For these           single security may have a more
                                   purposes, "large-cap U.S. companies" are          significant effect, either negative or
                                   those that, at the time of investment,            positive, on the Portfolio's net asset
                                   have market capitalizations within the            value. To the extent the Portfolio
                                   range of market capitalizations of                invests in securities of non-U.S.
                                   companies appearing in the Russell 1000(R)        issuers, it may have non-U.S. issuer
                                                                                     risk and currency risk.

                                   PERFORMANCE INFORMATION

                                   No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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AllianceBernstein Global Real Estate Investment Portfolio
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
OBJECTIVE:                         PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
Total return from a combination    The Portfolio invests primarily in                losses from adverse changes in the
of income and long-term growth     equity securities of real estate                  market. Credit risk is the risk that a
of capital.                        investment trusts (called "REITs") and            security issuer or the counterparty to
                                   other real estate industry companies.             certain derivatives will be unable or
                                   Under normal circumstances, the                   unwilling to make timely payments of
                                   Portfolio invests at least 80% of its             income or principal. Interest rate risk
                                   net assets in these types of securities.          is the risk that changes in interest
                                                                                     rates will affect the value of
                                   The Portfolio's investment policies               income-producing securities. Because
                                   emphasize investment in real estate               the Portfolio invests in
                                   companies Bernstein believes have                 mortgage-backed securities, it is
                                   strong property fundamentals and                  subject to the risk that mortgage loans
                                   management teams. The Portfolio seeks             will be prepaid when interest rates
                                   to invest in real estate companies                decline, forcing the Portfolio to
                                   whose underlying portfolios are                   reinvest in securities with lower
                                   diversified geographically and by                 interest rates.
                                   property type.
                                                                                     Because the Portfolio invests a
                                   The Portfolio may invest up to 20% of             substantial portion of its assets in
                                   its total assets in mortgage-backed               the real estate market, it has
                                   securities, which are securities that             industry/sector risk. The Portfolio has
                                   directly or indirectly represent                  many of the same risks as direct
                                   participations in, or are                         ownership of real estate, including the
\                                  collateralized by and payable from,               risk that the value of real estate
                                   mortgage loans secured by real property.          could decline due to a variety of
                                                                                     factors affecting the real estate
                                   The Portfolio may from time to time               market. In addition, REITs are
                                   enter into currency futures contracts             dependent on the capability of their
                                   or currency forward contracts.                    managers, may have limited
                                                                                     diversification, and could be
                                   Among the principal risks of investing            significantly affected by changes in
                                   in the Portfolio are market risk,                 tax laws.
                                   credit risk, and interest rate risk.
                                   Market risk is the risk of                        Because the Portfolio invests in
                                                                                     securities of non-U.S. issuers, it also
                                   PERFORMANCE INFORMATION                           has non-U.S. issuer risk and currency
                                                                                     risk.
                                   No performance information is available for
                                   the Portfolio because it has not yet been
                                   in operation for a full calendar year.

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AllianceBernstein International Value Portfolio
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
OBJECTIVE:                         PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
Long-term growth of capital.       The Portfolio invests primarily in a              stock market. To the extent that the
                                   diversified portfolio of equity                   Portfolio invests a substantial amount
                                   securities of non-U.S. companies.                 of its assets in a particular country,
                                                                                     an investment in the Portfolio has the
                                   The Portfolio's investment policies               risk that market changes or other
                                   emphasize investment in companies that            events affecting that country may have
                                   Bernstein determines to be undervalued.           a more significant effect on the
                                   In selecting securities for the                   Portfolio's net asset value. Because
                                   Portfolio, Bernstein uses its                     the Portfolio may invest in emerging
                                   fundamental research to identify                  markets, an investment also has the
                                   companies whose long-term earnings                risk that market changes or other
                                   power is not reflected in the current             factors affecting emerging markets,
                                   market price of their securities.                 including political instability and
                                                                                     unpredictable economic conditions, may
                                   The Portfolio may from time to time               have a significant effect on the
                                   enter into currency futures contracts             Portfolio's net asset value.
                                   or currency forward contracts.
                                                                                     The Portfolio is also subject to
                                   Among the principal risks of investing            capitalization risk, or the risk that
                                   in the Portfolio are market risk,                 investments in smaller companies may
                                   non-U.S. issuer risk and currency risk.           be more volatile than investments in
                                   Market risk is the risk of losses from            larger companies.
                                   adverse changes in the stock market.
                                                                                     Depending on the Portfolio's
                                   Investments in countries other than the           investments at a particular time, the
                                   United States may have more risk                  Portfolio may also have
                                   because their markets tend to be more             industry/sector risk. The Portfolio
                                   volatile than the U.S.                            may at times use certain types of
                                                                                     investment derivatives, such as
                                   PERFORMANCE INFORMATION                           options, futures, forwards and swaps.
                                                                                     The use of these techniques involves
                                   No performance information is available for       special risks that are discussed in
                                   the Portfolio because it has not yet been         this Prospectus.
                                   in operation for a full calendar year.

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AllianceBernstein International Growth Portfolio
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
OBJECTIVE:                         PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
Long-term growth of capital.       The Portfolio invests primarily in                invests a substantial amount of its
                                   equity securities of non-U.S.                     assets in a particular country, an
                                   companies. Unlike most equity funds,              investment in the Portfolio has the
                                   the Portfolio focuses on a relatively             risk that market changes or other
                                   small number of large, intensively                events affecting that country may have
                                   researched, non-U.S. companies that               a more significant effect on the
                                   Alliance believes have strong                     Portfolio's net asset value. Because
                                   management, superior industry                     the Portfolio may invest in emerging
                                   positions, excellent balance sheets and           markets, an investment also has the
                                   superior earnings growth prospects.               risk that market changes or other
                                   Alliance relies heavily on the                    factors affecting emerging markets,
                                   fundamental analysis and research of              including political instability and
                                   its internal research staff to select             unpredictable economic conditions, may
                                   the Portfolio's investments.                      have a significant effect on the
                                                                                     Portfolio's net asset value.
                                   The Portfolio may from time to time
                                   enter into currency futures contracts             Because the Portfolio invests in a
                                   or currency forward contracts.                    smaller number of companies than many
                                                                                     other equity funds, the Portfolio also
                                   Among the principal risks of investing            has focused portfolio risk, which is
                                   in the Portfolio are market risk,                 the risk that changes in the value of
                                   non-U.S. issuer risk, and currency                a single security may have a more
                                   risk. Market risk is the risk of losses           significant effect, either negative or
                                   from adverse changes in the stock                 positive, on the Portfolio's net asset
                                   market.                                           value. The Portfolio may at times use
                                                                                     certain types of investment
                                   Investments in countries other than the           derivatives, such as options, futures,
                                   United States may have more risk                  forwards and swaps. The use of these
                                   because their markets tend to be more             techniques involves special risks that
                                   volatile than the U.S. stock market. To           are discussed in this Prospectus.
                                   the extent that the Portfolio

                                   PERFORMANCE INFORMATION

                                   No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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AllianceBernstein Short Duration Bond Portfolio
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
OBJECTIVE:                         PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
A moderate rate of income that     The Portfolio invests primarily in                Among the principal risks of investing
is subject to taxes.               investment-grade, U.S. Dollar                     in the Portfolio are interest rate
                                   denominated debt securities. Under                risk, credit risk, and market risk.
                                   normal circumstances, the Portfolio               Interest rate risk is the risk that
                                   invests at least 80% of its net assets            changes in interest rates will affect
                                   in debt securities. The Portfolio seeks           the value of income-producing
                                   to maintain a relatively short duration           securities. Credit risk is the risk
                                   of one to three years under normal                that a security issuer or the
                                   market conditions. Duration is a                  counterparty to certain derivatives
                                   measure of sensitivity to interest                will be unable or unwilling to make
                                   rates and varies as obligors on debt              timely payments of income or
                                   securities prepay their obligations.              principal. Market risk is the risk of
                                                                                     losses from adverse changes in the
                                   The Portfolio may invest in many types            market. The Portfolio may at times use
                                   of debt securities including corporate            certain types of investment
                                   bonds, notes, U.S. Government and                 derivatives, such as options, futures,
                                   agency securities, asset-backed                   forwards and swaps. The use of these
                                   securities, mortgage-related                      techniques involves special risks that
                                   securities, and inflation-protected               are discussed in this Prospectus. To
                                   securities as well as other securities            the extent the Portfolio invests in
                                   of U.S. and non-U.S. issuers.                     securities of non-U.S. issuers, it may
                                                                                     have non-U.S. issuer risk and currency
                                   PERFORMANCE INFORMATION                           risk.

                                   No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.


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AllianceBernstein Intermediate Duration Bond Portfolio
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
OBJECTIVE:                         PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
A moderate to high rate of         The Portfolio invests primarily in                of income-producing securities. Credit
income that is subject to taxes.   investment-grade, U.S. Dollar                     risk is the risk that a security issuer
                                   denominated debt securities. Under                or the counterparty to certain
                                   normal circumstances, the Portfolio               derivatives will be unable or unwilling
                                   invests at least 80% of its net assets            to make timely payments of income or
                                   in debt securities. The Portfolio seeks           principal. Market risk is the risk of
                                   to maintain a relatively longer                   losses from adverse changes in the
                                   duration of four to seven years under             market. Because the Portfolio invests
                                   normal market conditions.                         in mortgage-backed securities, it is
                                                                                     subject to the risk that mortgage loans
                                   The Portfolio may invest in many types            will be prepaid when interest rates
                                   of debt securities including corporate            decline, forcing the Portfolio to
                                   bonds, notes, U.S. Government and                 reinvest in securities with lower
                                   agency securities, asset-backed                   interest rates.
                                   securities, mortgage-related
                                   securities, and inflation-protected               The Portfolio may at times use certain
                                   securities as well as other securities            types of investment derivatives, such
                                   of U.S. and non-U.S. issuers.                     as options, futures, forwards and
                                                                                     swaps. The use of these techniques
                                   Among the principal risks of investing            involves special risks that are
                                   in the Portfolio are interest rate                discussed in this Prospectus. To the
                                   risk, credit risk, and market risk.               extent the Portfolio invests in
                                   Interest rate risk is the risk that               securities of non-U.S. issuers, it may
                                   changes in interest rates will affect             have non-U.S. issuer risk and currency
                                   the value                                         risk.

                                   PERFORMANCE INFORMATION

                                   No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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AllianceBernstein Inflation Protected Securities Portfolio
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
OBJECTIVE:                         PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
A total return that exceeds the    The Portfolio invests primarily in U.S.           Among the principal risks of investing
rate of inflation over the long    dollar denominated inflation-indexed              in the Portfolio are interest rate
term with income that is subject   debt securities of varying maturities             risk, credit risk, and market risk.
to taxes.                          issued by the U.S. and non-U.S.                   Interest rate risk is the risk that
                                   governments, their agencies or                    changes in interest rates will affect
                                   instrumentalities, and by corporations.           the value of income-producing
                                   Under normal circumstances, the                   securities. Credit risk is the risk
                                   Portfolio invests at least 80% of its             that a security issuer or the
                                   net assets in these types of                      counterparty to certain derivatives
                                   securities. The Portfolio seeks to                will be unable or unwilling to make
                                   maintain a duration within three years            timely payments of income or principal.
                                   (plus or minus) of the duration of the            Market risk is the risk of losses from
                                   Lehman Brothers U.S. TIPS 1-10 year               adverse changes in the market. The
                                   Index, which as of April 30, 2005 was             Portfolio may at times use certain
                                   5.75 years.                                       types of investment derivatives, such
                                                                                     as options, futures, forwards and
                                   Assets not invested in                            swaps. The use of these techniques
                                   inflation-indexed bonds may be invested           involves special risks that are
                                   in other types of debt securities                 discussed in this Prospectus. To the
                                   including corporate bonds, notes, U.S.            extent the Portfolio invests in
                                   Government and agency securities,                 securities of non-U.S. issuers, it may
                                   asset-backed securities, and                      have non-U.S. issuer risk and currency
                                   mortgage-related securities as well as            risk.
                                   other securities of U.S. and non-U.S.
                                   issuers.

                                   PERFORMANCE INFORMATION

                                   No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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AllianceBernstein High-Yield Portfolio
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
OBJECTIVE:                         PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
A high total return by             The Fund invests primarily in high                timely payments of income or
maximizing current income and,     yield debt securities. Under normal               principal. High yield securities are
to the extent consistent with      circumstances, the Portfolio invests at           considered to have speculative
that objective, capital            least 80% of its net assets in these              characteristics, because they present
appreciation.                      types of securities.                              a greater credit risk, including risk
                                                                                     of default, than higher quality debt
                                   The Fund invests in high yield, below             securities. Interest rate risk is the
                                   investment grade debt securities,                 risk that changes in interest rates
                                   commonly known as "junk bonds." The               will affect the value of
                                   Fund seeks to maximize current income             income-producing securities. Market
                                   by taking advantage of market                     risk is the risk of losses from
                                   developments, yield disparities, and              adverse changes in the market. The
                                   variations in the creditworthiness of             Portfolio may at times use certain
                                   issuers.                                          types of investment derivatives, such
                                                                                     as options, futures, forwards and
                                   Among the principal risks of investing            swaps. The use of these techniques
                                   in the Portfolio are credit risk,                 involves special risks that are
                                   interest rate risk and market risk.               discussed in this Prospectus. To the
                                   Credit risk is the risk that a security           extent the Portfolio invests in
                                   issuer or the counterparty to certain             securities of non-U.S. issuers, it may
                                   derivatives will be unable or unwilling           have non-U.S. issuer risk and currency
                                   to make                                           risk.

                                   PERFORMANCE INFORMATION

                                   No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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AllianceBernstein Small-Mid Cap Value Portfolio
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
OBJECTIVE:                         PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
Long-term growth of capital.       The Portfolio invests primarily in a              The Portfolio may also invest up to
                                   diversified portfolio of equity                   20% of its total assets in equity
                                   securities of U.S. companies with                 securities issued by non-U.S.
                                   relatively smaller market                         companies.
                                   capitalizations as compared to the
                                   overall U.S. equity market.  For these            Among the principal risks of investing
                                   purposes, "small- and mid-cap                     in the Portfolio is market risk, which
                                   companies" are those that, at the time            is the risk of losses from adverse
                                   of investment, have market                        changes in the stock market. The
                                   capitalizations within the range of               Portfolio is also subject to
                                   market capitalizations of companies               capitalization risk, or the risk that
                                   appearing in the Russell 2500(TM) Value           investments in mid-cap companies may
                                   Index. While the market capitalizations           be more volatile than investments in
                                   of companies in the Russell 2500(TM) Value        large-cap companies, and investments
                                   Index ranged from $41 million to                  in smaller companies may be more
                                   approximately $7.8 billion as of March            volatile than investments in large-cap
                                   31, 2005, the Portfolio normally will             or mid-cap companies. Investments in
                                   not invest in companies with market               small-cap companies may have
                                   capitalizations exceeding $5 billion at           additional risks because these
                                   the time of purchase.  Under normal               companies often have limited product
                                   circumstances, the Portfolio invests at           lines, markets, or financial
                                   least 80% of its net assets in these              resources. Depending on the
                                   types of securities.                              Portfolio's investments at a
                                                                                     particular time, the Portfolio may
                                   The Portfolio's investment policies               also have industry/sector risk. To the
                                   emphasize investment in companies that            extent the Portfolio invests in
                                   Bernstein determines to be undervalued.           securities of non-U.S. issuers, it may
                                   In selecting securities for the                   have non-U.S. issuer risk and currency
                                   Portfolio, Bernstein uses its                     risk.
                                   fundamental research to identify
                                   companies whose long-term earnings
                                   power is not reflected in the current
                                   market price of their securities.

                                   PERFORMANCE INFORMATION

                                   No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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AllianceBernstein Small-Mid Cap Growth Portfolio
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
OBJECTIVE:                         PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
Long-term growth of capital.       The Portfolio invests primarily in a             heavily on the fundamental analysis
                                   diversified portfolio of equity                  and research of its internal research
                                   securities of U.S. companies with                staff to select the Portfolio's
                                   relatively smaller market                        investments.
                                   capitalizations as compared to the
                                   overall U.S. equity market.  For these           The Portfolio may also invest up to
                                   purposes, "small- and mid-cap                    20% of its total assets in equity
                                   companies" are those that, at the time           securities issued by non-U.S.
                                   of investment, have market                       companies.
                                   capitalizations in the greater of the
                                   range of companies constituting the              Among the principal risks of investing
                                   Russell 2500(TM) Growth Index or between         in the Portfolio is market risk, which
                                   $1 and $6 billion. The market caps of            is the risk of losses from adverse
                                   companies in the Russell 2500(TM) Growth         changes in the stock market. The
                                   Index ranged from $27 million to $7.8            Portfolio is also subject to
                                   billion as of March 31, 2005.  Because           capitalization risk, or the risk that
                                   the Portfolio's definition of small- to          investments in mid-cap companies may
                                   mid-cap companies is dynamic, the upper          be more volatile than investments in
                                   limit on market capitalization will              large-cap companies, and investments
                                   change with the markets. Under normal            in smaller companies may be more
                                   circumstances, the Portfolio invests at          volatile than investments in large-cap
                                   least 80% of its net assets in these             or mid-cap companies. Investments in
                                   types of securities.                             small-cap companies may have
                                                                                    additional risks because these
                                   Normally, the Portfolio invests in U.S.          companies often have limited product
                                   companies that Alliance believes have            lines, markets, or financial
                                   strong management, superior industry             resources. To the extent the Portfolio
                                   positions, excellent balance sheets and          invests in securities of non-U.S.
                                   superior earnings growth prospects.              issuers, it may have non-U.S. issuer
                                   Alliance relies                                  risk and currency risk.

                                   PERFORMANCE INFORMATION

                                   No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

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SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

The value of an investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio as a whole. All of the Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

MARKET RISK
This is the risk that the value of a Portfolio's investments will fluctuate as the stock, bond, currency or other markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to market risk.

INDUSTRY/SECTOR RISK
This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of a Portfolio's investments. The AllianceBernstein Global Real Estate Investment Portfolio is particularly subject to this risk.

INTEREST RATE RISK
This is the risk that changes in interest rates will affect the value of a Portfolio's investments in income-producing debt securities, such as bonds, notes and asset-backed securities, or other income-producing securities. Increases in interest rates may cause the value of a Portfolio's investments to decline and this decrease in value may not be offset by higher interest income from new investments.

Interest rate risk is particularly applicable to Portfolios that invest in income-producing securities, such as AllianceBernstein Global Real Estate Investment Portfolio, and is greater for those Portfolios that invest a substantial portion of their assets in debt securities, such as AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio.

Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities and is compounded for Portfolios, such as AllianceBernstein Global Real Estate Investment Portfolio and AllianceBernstein Intermediate Duration Bond Portfolio, that invest a substantial portion of their assets in mortgage-related or other asset-backed securities that can be repaid by the issuer. The value of these securities is affected more by changes in interest rates because when interest rates rise, the pre-payments decline, lengthening weighted maturity and causing the value of the securities to decrease more significantly. In addition, these types of securities are typically subject to more rapid prepayment when interest rates fall, which generally results in lower returns because the Portfolios are then required to reinvest their assets in debt securities with lower interest rates. AllianceBernstein Global Real Estate Investment Portfolio also has exposure to interest rate risk because it invests in real estate industry companies.

CREDIT RISK
This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios such as AllianceBernstein High-Yield Portfolio that may invest in lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. Other Portfolios subject to this risk are AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein Small-Mid Cap Value Portfolio.

REAL ESTATE RISK
This is the risk associated with investments in real estate. Direct investments in real estate can decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, indirect investments in real estate, such as REITs, are dependent on the capability of the property managers, may have limited diversification, and could be significantly affected by changes in tax laws. AllianceBernstein Global Real Estate Investment Portfolio is particularly susceptible to this risk.

CAPITALIZATION RISK
This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Portfolio's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. Portfolios particularly subject to this risk are AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio and AllianceBernstein International Value Portfolio.

NON-U.S. ISSUER RISK
This is the risk of investments in issuers located in countries other than the United States. Investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. This is because the securities markets of many countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Portfolio's investments in a country other than the United States. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment. Each of the Portfolios may be subject to this risk, but the risk is greater for those Portfolios that invest a substantial portion of their assets in the securities of non-U.S. issuers, such as AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Growth Portfolio and AllianceBernstein International Value Portfolio.

CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Each of the Portfolios may be subject to this risk, but the risk is greater for those Portfolios that invest a substantial portion of their assets in the securities of non-U.S. issuers, such as AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Growth Portfolio and AllianceBernstein International Value Portfolio.

LEVERAGING RISK
When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using inverse floating rate instruments or derivatives and are therefore subject to leveraging risk.

DERIVATIVES RISK
Each of the Portfolios may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield and broaden Portfolio diversification, which entails greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing, valuation and documentation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices. The Portfolios particularly subject to this risk are AllianceBernstein U.S. Value Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio, AllianceBernstein High-Yield Portfolio and AllianceBernstein Small-Mid Cap Value Portfolio.

FOCUSED PORTFOLIO RISK
Portfolios, such as AllianceBernstein U.S. Growth Portfolio and
AllianceBernstein International Growth Portfolio, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

MANAGEMENT RISK
Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses, in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

PRINCIPAL RISKS BY PORTFOLIO
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

--------------------------------------------------------------------------------------------------------------------
                                                    Industry/   Interest               Capital-   Non-U.S
                                          Market     Sector       Rate      Credit     ization    Issuer    Currency
Portfolio                                  Risk       Risk        Risk       Risk        Risk      Risk       Risk
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Value Portfolio     o                                                       o            o
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Growth Portfolio    o                                                       o            o
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Real Estate
Investment Portfolio                       o           o           o          o           o        o            o
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein International
Value Portfolio                            o                                  o           o        o            o
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein International
Growth Portfolio                           o                                                       o            o
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein Short Duration
Bond Portfolio                             o                       o          o                    o            o
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein Intermediate
Duration Bond Portfolio                    o                       o          o                    o            o
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein Inflation Protected
Securities Portfolio                       o                       o          o                    o            o
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein High-Yield Portfolio     o                       o          o                    o            o
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small-Mid Cap
Value Portfolio                            o                                  o           o        o            o
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small-Mid Cap
Growth Portfolio                           o                                              o        o            o
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                            Lever-                  Focused     Manage-
                                            aging    Derivation    Portfolio     ment
Portfolio                                   Risk        Risk         Risk        Risk
---------------------------------------------------------------------------------------
AllianceBernstein U.S. Value Portfolio       o          o                         o
---------------------------------------------------------------------------------------
AllianceBernstein U.S. Growth Portfolio      o                        o           o
---------------------------------------------------------------------------------------
AllianceBernstein Real Estate
Investment Portfolio                         o                                    o
---------------------------------------------------------------------------------------
AllianceBernstein International
Value Portfolio                              o          o                         o
---------------------------------------------------------------------------------------
AllianceBernstein International
Growth Portfolio                             o          o             o           o
---------------------------------------------------------------------------------------
AllianceBernstein Short Duration
Bond Portfolio                               o          o                         o
---------------------------------------------------------------------------------------
AllianceBernstein Intermediate
Duration Bond Portfolio                      o          o                         o
---------------------------------------------------------------------------------------
AllianceBernstein Inflation Protected
Securities Portfolio                         o          o                         o
---------------------------------------------------------------------------------------
AllianceBernstein High-Yield Portfolio       o          o                         o
---------------------------------------------------------------------------------------
AllianceBernstein Small-Mid Cap
Value Portfolio                              o          o                         o
---------------------------------------------------------------------------------------
AllianceBernstein Small-Mid Cap
Growth Portfolio                             o                                    o
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds,
whichever is lower)                                                        None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

Annual fund operating expenses percentages are based on payments that will be made. The Examples are to help you compare the cost of investing in the Portfolios with the cost of investing in other funds. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolios' operating expenses stay the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              Operating Expenses

                                                                         Distribution (12b-1)                      Total Portfolio
                                                       Management Fees     and Service Fees    Other Expenses(1)  Operating Expenses
                                                       ---------------     ----------------    -----------------  ------------------
AllianceBernstein U.S. Value Portfolio                       0%                  0%                   0.05%             0.05%
AllianceBernstein U.S. Growth Portfolio                      0%                  0%                   0.05%             0.05%
AllianceBernstein Global Real Estate Investment
Portfolio                                                    0%                  0%                   0.07%             0.07%
AllianceBernstein International Value Portfolio              0%                  0%                   0.10%             0.10%
AllianceBernstein International Growth Portfolio             0%                  0%                   0.10%             0.10%
AllianceBernstein Short Duration Bond Portfolio              0%                  0%                   0.06%             0.06%
AllianceBernstein Intermediate Duration Bond
Portfolio                                                    0%                  0%                   0.07%             0.07%
AllianceBernstein Inflation Protected Securities
Portfolio                                                    0%                  0%                   0.08%             0.08%
AllianceBernstein High-Yield Portfolio                       0%                  0%                   0.20%             0.20%
AllianceBernstein Small-Mid Cap Value Portfolio              0%                  0%                   0.07%             0.07%
AllianceBernstein Small-Mid Cap Growth Portfolio             0%                  0%                   0.11%             0.11%

                                                                  Example
                                                             Year 1           Year 3
                                                             ------           ------
AllianceBernstein U.S. Value Portfolio                       $    5           $   16
AllianceBernstein U.S. Growth Portfolio                      $    5           $   16
AllianceBernstein Global Real Estate Investment
Portfolio                                                    $    7           $   23
AllianceBernstein International Value Portfolio              $   10           $   32
AllianceBernstein International Growth Portfolio             $   10           $   32
AllianceBernstein Short Duration Bond Portfolio              $    6           $   19
AllianceBernstein Intermediate Duration Bond
Portfolio                                                    $    7           $   23
AllianceBernstein Inflation Protected Securities
Portfolio                                                    $    8           $   26
AllianceBernstein High-Yield Portfolio                       $   20           $   64
AllianceBernstein Small-Mid Cap Value Portfolio              $    7           $   23
AllianceBernstein Small-Mid Cap Growth Portfolio             $   11           $   35

---------------------
(1)   Based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES
Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are bonds, debentures, corporate notes, and preferred stocks that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities, convertible securities, and preferred stocks, including floating rate and variable rate instruments. Fixed-income securities may be rated (or, if unrated, for purposes of the Portfolios' investment policies as may be determined by Alliance to be of equivalent quality) triple-A (Aaa or AAA), high quality (Aa or AA or above), high grade (A or above) or investment grade (Baa or BBB or above) by, as the case may be, Moody's, S&P or Fitch, or may be lower-rated securities. In the case of "split-rated" fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P or Ba by Moody's and BB by S&P but B by Fitch), a Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities. They are not necessarily backed by the full faith and credit of the foreign government.

Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a corporation or foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

      o     ARMS, which are adjustable-rate mortgage securities;

      o     SMRS, which are stripped mortgage-related securities;

      o     CMOs, which are collateralized mortgage obligations;

      o GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

      o FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

      o FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Non-U.S. fixed-income securities are securities issued by foreign governments and non-U.S. companies.

Qualifying bank deposits are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A under the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

RATING AGENCIES and RATED SECURITIES
Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Higher quality commercial paper is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

Lower-rated securities are fixed-income securities rated Ba or BB or below, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

NRSRO is a nationally recognized statistical rating organization.

Prime commercial paper is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, or F1 by Fitch.

S&P is Standard & Poor's Ratings Services.

OTHER
1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure of a fixed-income security's sensitivity to changes in interest rates. The duration of a debt security is also the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and estimated principal repayments. Thus, by definition, duration is always less than or equal to full maturity. The duration of a fixed-income security and of a Portfolio can change with changes in the rate of prepayment or (in the case of non-U.S. fixed-income securities) currency exchange rates.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Portfolio may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Portfolio can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Portfolios' Statement of Additional Information or SAI.

o Except as noted, the Portfolios' investment objectives and investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment; changes in the market value of securities in a Portfolio after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitations. Also, those limitations may in some cases be exceeded to a non-material extent without this Prospectus being supplemented.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES
AllianceBernstein U.S. Value Portfolio
AllianceBernstein U.S. Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that Bernstein determines are undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. Bernstein relies heavily on the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below. Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of U.S. companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

Bernstein's fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000TM Value Index.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research performed for the Portfolio. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Portfolio volatility.

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

AllianceBernstein U.S. Large Cap Growth Portfolio
AllianceBernstein U.S. Large Cap Growth Portfolio seeks long-term growth of capital by investing primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio thus differs from more typical equity mutual funds by focusing on a relatively small number of intensively researched companies.

Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "large capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $501 million to almost $381 billion as of March 31, 2005, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Within the investment framework of the Portfolio, Alliance's Large Cap Growth Group has responsibility for managing the Portfolio. In selecting the Portfolio's investments, this Group will follow a structured, disciplined research and investment process as described below.

Alliance relies heavily on the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

AllianceBernstein Global Real Estate Investment Portfolio
AllianceBernstein Global Real Estate Investment Portfolio seeks a total return from a combination of income and long-term growth of capital by investing primarily in equity securities of U.S. and non-U.S. issuers that are primarily engaged in or related to the real estate industry.

The Portfolio normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Portfolio may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described under "Description of Additional Investment Practices."

In selecting Real Estate Equity Securities, Bernstein's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. Bernstein believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of Bernstein, their market price does not adequately reflect this potential. In making this determination, Bernstein will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that Bernstein may determine from time to time to be relevant. Bernstein will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Bernstein believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets diversified geographically and by property type.

To implement the Portfolio's research and investment process, Bernstein has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. As consultant to Bernstein, CBRE provides access to its proprietary model, REIT-Score, which analyzes thousands of properties. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals allows Bernstein to place information in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Portfolio.

Bernstein further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Bernstein makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Bernstein. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Bernstein to have undergone similar credit-quality deterioration, subsequent to purchase by the Portfolio.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

AllianceBernstein International Value Portfolio
AllianceBernstein International Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio's investment policies emphasize investment in companies that Bernstein determines are undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. Bernstein relies heavily on the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Portfolio's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked based on the disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. Bernstein's team of quantitative analysts builds valuation and risk models to ensure that the Portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Portfolio volatility by favoring those top ranked securities that also tend to diversify the Portfolio's risk.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

AllianceBernstein International Growth Portfolio
AllianceBernstein International Growth Portfolio seeks long-term growth of capital by investing primarily in the equity securities of a limited number of large, carefully selected, high-quality non-U.S. companies that Alliance believes are likely to achieve superior earnings growth. The Portfolio makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.

Normally, about 60 companies will be represented in the Portfolio, with the 35 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Portfolio's net assets. The Portfolio thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. Alliance expects that the market capitalization of the companies represented in the Portfolio will generally be in excess of $3 billion.

Within the investment framework of the Portfolio, Alliance's International Large Cap Growth Group has responsibility for managing the Portfolio. In selecting the Portfolio's investments, this Group will follow a structured, disciplined research and investment process as described below.

Alliance relies heavily on the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 1200 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on identifying companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Alliance continually adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. The majority of the equity securities purchased for the Portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Portfolio usually invests approximately 70% of its net assets in the approximately 35 most highly regarded of these companies. The Portfolio's emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Portfolio diversifies its investments among at least four, and usually considerably more, countries. To the extent that the Portfolio concentrates more than 15% of its total assets within one region or country, the Portfolio may be subject to any special risks associated with that region or country. During such times, the Portfolio would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Portfolio may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Portfolio normally will not make significant use of currency hedging strategies.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Portfolio's positions. To the extent consistent with local market liquidity considerations, the Portfolio will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Portfolio will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

AllianceBernstein Short Duration Bond Portfolio
AllianceBernstein Short Duration Bond Portfolio seeks to provide a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities.

The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the US Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

The Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. If a security has a split rating, then the Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB by Moody's, S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. Alliance may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around three years, it will lose about 3% in principal should interest rates rise 1% and gain about 3% in principal should interest rates fall 1%.

To identify attractive bonds for the Portfolio, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

AllianceBernstein Intermediate Duration Bond Portfolio
AllianceBernstein Intermediate Duration Bond Portfolio seeks to provide a moderate to high rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities.

The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the US Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

The Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. If a security has a split rating, then the Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB by Moody's, S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. Alliance may moderately shorten the average duration of the Portfolio when they expect interest rates to rise and modestly lengthen the average duration when they anticipate that rates will fall.

The Portfolio seeks to maintain a relatively longer duration of four to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

To identify attractive bonds for the Portfolio, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration bonds, this Portfolio has greater interest-rate risk than the AllianceBernstein Short Duration Bond Portfolio.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

AllianceBernstein Inflation Protected Securities Portfolio
AllianceBernstein Inflation Protected Securities Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes by investing primarily in inflation-indexed bonds of varying maturities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. Assets not invested in inflation-indexed bonds may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities and mortgage-related securities, as well as other securities of U.S. and non-U.S. issuers.

The Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. Securities in the lowest investment grade (rated Ba or BB or below) have speculative characteristics, because they present a greater credit risk, including risk of default, than higher quality debt securities. If a security has a split rating, then the Portfolio will use the rating deemed by Alliance to be the most appropriate under the circumstances. It is expected that the Portfolio will not retain a security downgraded below BBB by Moody's, S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio will have 90 days to dispose of such downgraded securities.

Unrated securities may be purchased by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

Alliance manages the Portfolio to have overall interest rate risk similar to the Lehman Brothers U.S. TIPS 1-10 year Index. As of April 30, 2005, the index's duration was 5.75 years. To calculate average portfolio duration, Alliance includes the duration of inflation-indexed portfolio securities with respect to changes in real interest rates and the duration of non-inflation-indexed portfolio securities with respect to changes in nominal interest rates.

To identify attractive bonds for the Portfolio, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk.

Inflation-indexed bonds tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. In response to market, economic, political, or other conditions, Alliance may temporarily use a different investment strategy for defensive purposes. If Alliance does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

AllianceBernstein High-Yield Portfolio
AllianceBernstein High-Yield Portfolio seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio invests in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective.

The Portfolio normally invests in high yield debt securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa by Moody's or lower than BBB by S&P) or, if unrated, of equivalent quality.

The Portfolio may invest a portion of its assets in foreign fixed-income securities. The Portfolio may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Portfolio also may invest in:

o     U.S. Government securities;
o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks;
o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to these companies;
o corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's; and
o     floating rate or master demand notes.

AllianceBernstein Small-Mid Cap Value Portfolio
AllianceBernstein Small-Mid Cap Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities with relatively smaller market capitalizations as compared to the overall U.S. equity market. This means that under normal market conditions the Portfolio will invest at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 2500(TM) Value Index. While the market capitalizations of companies in the Russell 2500(TM) Value Index ranged from $41 million to approximately $7.8 billion as of March 31, 2005, the Portfolio normally will not invest in companies with market capitalizations exceeding $5 billion at the time of purchase. The Portfolio's investment policies emphasize investments in companies that are determined by Bernstein to be undervalued, using a fundamental value approach.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, Bernstein relies heavily on its fundamental analysis and research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 2500 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio or the price to book ratio to target approximately 500 companies for further analysis by the research staff and the Portfolio's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions. The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the Russell 2500 by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

AllianceBernstein Small-Mid Cap Growth Portfolio
AllianceBernstein Small-Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities with relatively smaller market capitalizations as compared to the overall U.S. equity market. This means that under normal market conditions the Portfolio will invest at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "small- and mid-cap companies" are defined as companies that have, at the time of purchase, market capitalizations in the greater of the range of companies constituting the Russell 2500(TM) Growth Index or between $1 and $6 billion. The market caps of companies in the Russell 2500(TM) Growth Index ranged from $27 million to $7.8 billion as of March 31, 2005. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets. The Portfolio's investment policies emphasize investments in companies with strong earnings growth potential.

Alliance believes strong and improving company fundamentals, especially earnings, drive superior small- and mid-cap growth stock returns. While Alliance believes market inefficiencies can exist in the short-term, ultimately a stock's price comes to reflect its expected earnings growth. Such inefficiencies exist across the capitalization spectrum, but are more prevalent in the small- and mid-cap market where there is a general dearth of in-depth research and a greater inefficiency of information flow relative to the large cap market. Therefore, Alliance believes that research-driven stock selection is a critical driver of returns over the long term.

Alliance's Small Cap Growth Team (the "Team") employs a highly disciplined stock selection process that combines in-depth fundamental research with quantitative analysis to identify high quality, rapidly growing companies with strong earnings growth potential. The Team is comprised of experienced sector portfolio analyst/managers, including resources devoted to quantitative analysis. The portfolio analyst/managers each have primary responsibility for research and stock selection within their particular sectors of expertise, but will also draw on the broader growth resource efforts of Alliance from time to time.

The Team first uses quantitative screens, growth screens, and industry sources to narrow the initial small- and mid-cap universe of approximately 1,200 stocks to a small- and mid-cap working universe of approximately 400 stocks. Stocks within the working universe are then ranked from both a fundamental and a quantitative standpoint with the rankings normalized by sector.

The Team intensively researches the stocks in the working universe and also draws upon Alliance's deep fundamental research resources. Meetings with company managements serve as one of the most critical aspects of this research process. Thus, the Team typically conducts over 1,000 research meetings with company managements each year. The Team summarizes its fundamental research findings by ranking companies based on expected return for a six- to 18 month time horizon. This fundamental ranking significantly drives the Team's overall view of a stock's attractiveness.

Additionally, the Team uses a proprietary earnings momentum model to rank stocks from a quantitative standpoint using inputs that include earnings revision, earnings momentum, earnings acceleration, and earnings surprise. These inputs are used to determine the quantitative ranking of all stocks.

The Team combines the fundamental and quantitative rankings to arrive at a final overall score for each stock. The combined stock ranks fall into one of three categories--buy, neutral or sell. Typically, the top 30% of these stocks represent buy candidates. The final portfolio typically holds approximately 60-90 stocks broadly diversified by sector. The portfolio analysts/managers also consider various factors, including liquidity, fundamental catalysts, and broader portfolio objectives, when determining which stocks to purchase. Based upon additional portfolio construction considerations, the Portfolio may invest up to 10% of its assets in companies not included in its working universe.

The Team's sell discipline is also focused on fundamentals. Security positions may be reduced or sold because, among other things, a stock has become fully valued or there has been a change in the company's growth prospects or other fundamentals. Any stock that falls into the sell category (bottom 30%) will be sold subject to risk management and market conditions. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security. The Portfolio will seek to control its stock-specific risk related to market cap appreciation by limiting position sizes to no more than 5% of the Portfolio's assets.

The Portfolio invests principally in equity securities, but may also invest from time to time in preferred stocks. The Portfolio also may invest in the securities of non-U.S. issuers listed on a U.S. exchange.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES Each of the Portfolios also may:

o Write covered put and call options and purchase and buy put and call options on U.S. and non-U.S. securities, currencies, market and financial indices, and other derivatives and financial instruments;
o Enter into forward commitments, futures contracts, and options on futures contracts with respect to U.S. and non-U.S. securities, currencies, and market and financial indices;
o     Enter into foreign currency exchange contracts;
o     Enter into swap transactions;
o     Enter into repurchase agreements and reverse repurchase agreements;
o     Enter into standby commitment agreements;
o     Invest in convertible securities;
o     Invest up to 15% of its total assets in illiquid securities;
o Invest in the securities of supranational agencies and other "semi-governmental" issuers;
o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;
o Make secured loans of portfolio securities of up to 33 1/3% of its total assets; and
o Invest in depositary receipts, Exchange Traded Funds ("ETFs"), and other derivative instruments representing securities of companies or market indices.

The AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International


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

Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, and the AllianceBernstein Small-Mid Cap Growth Portfolio each also may:

o     Invest up to 20% of its total assets in rights and warrants.

The AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio each also may:

o     Invest in variable, floating, and inverse floating rate investments; and
o     Invest in zero coupon and interest-only or principal-only securities.

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

Non-Publicly Traded Securities
Each Portfolio may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under the Federal securities laws, and market quotations may not be readily available. As a result, a Portfolio may not be able to sell these securities unless they are registered under applicable Federal and state securities laws, or may be able to sell them only at less than fair market value. Investment in these securities is subject to the Portfolios' restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Trust's Board of Trustees. For additional information, see the SAI.

Global Real Estate Investment Trusts (REITs)
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Mortgage-Backed Securities and Related Risks
Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Mortgage-related securities typically are securities representing interests in pools of mortgage loans made to homeowners. The mortgage loan pools may be assembled for sale to investors (such as the Portfolios) by governmental or private organizations. These securities include adjustable rate mortgages ("ARMs"), stripped mortgage-related securities ("SMRS"), CMOs, and GNMA, FNMA and FHLMC certificates. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal. Principal prepayments on collateral underlying a CMO may cause all or part of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Prepayments of mortgages may cause these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Asset-Backed Securities
The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used is mortgage securitizations. Asset-backed securities may also include commercial mortgage-backed securities.

Variable, Floating and Inverse Floating Rate Securities
These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Zero-Coupon and Payment-in-Kind Bonds
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Portfolio could be required to liquidate other investments in order to satisfy its distribution requirements.

Options and Futures
Options on Securities
An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is used for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security that the Portfolio owns or has the right to acquire. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time seeking the desired hedge.

In purchasing an option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss equal to the premium paid for the option.

If an option written by a Portfolio were exercised, the Portfolio would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Portfolio at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Portfolio's turnover rate, especially during periods when market prices of the underlying securities appreciate. Options purchased or written by a Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices
An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Swap Transactions
A swap transaction involves a swap agreement, which is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset, reference rate or index. The Portfolios will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating and, with respect to AllianceBernstein Short Duration Portfolio, counterparties that are on Alliance's approved list of counterparties.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps and total return swaps. Most swap agreements provide that when the payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; dollar-denominated payments may be exchanged for non-dollar-denominated payments; and payments tied to the price of one asset, reference rate or index may be exchanged for payments tied to the price of another asset, reference rate or index.

o Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

      Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

o Currency Swaps. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

o Interest Rate Swaps, Caps, and Floors. Each Portfolio may enter into interest rate swap, cap, or floor transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

      Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

      The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

      A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions.

An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by the Portfolio entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to the Portfolio's limitation on investments in illiquid securities.

Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by the Portfolio, if the Portfolio covers the transaction or segregates sufficient liquid assets.

The use of a swap transaction involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if Alliance does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

Foreign Currency Exchange Contracts
A Portfolio may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Portfolio may enter into a forward currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Portfolio will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Portfolio's transactions in that currency. When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Portfolio will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such forward currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Futures Contracts and Options on Futures Contracts
To "sell" a futures contract means to incur a contractual obligation to deliver the securities or non-U.S. currencies or other commodity called for by the contract at a specified price on a specified date. To "purchase" a futures contract means to incur an obligation to acquire the securities, non-U.S. currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by the Portfolio will be traded on exchanges worldwide or over the counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date.

General
The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options, swaps and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Portfolio's ability to dispose of its position in futures contracts, options, swaps and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for swaps or forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Portfolios will be able to utilize these instruments effectively. In addition, a Portfolio's ability to engage in options, futures and forward contract transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Portfolio for U.S. federal income tax purposes.

Loans of Portfolio Securities
Each Portfolio may lend portfolio securities amounting to not more than 33 1/3% of its total assets. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. Each Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements
A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the counterparty at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio, as buyer, to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a counterparty defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price. If a counterparty goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the security for its benefit. Alliance monitors the creditworthiness of the counterparties with which the Portfolio enters into repurchase agreements.

Rights and Warrants
A Portfolio will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within three months after the transaction, but a Portfolio may negotiate settlements beyond three months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). In addition, when a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's securities denominated in such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If Alliance were to forecast incorrectly the direction of exchange rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's net asset value.

Illiquid Securities
Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Portfolio may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Portfolio.

A Portfolio that invests in securities for which there is no ready market may not be able to readily sell such securities. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are the securities of non-U.S. issuers, there is no law in many of the countries in which a Portfolio may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded securities of non-U.S. issuers.

Portfolio Turnover
The Portfolios are actively managed and, in some cases in response to market conditions, a Portfolio's turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Portfolio and its shareholders.

Temporary Defensive Position
For temporary defensive purposes, each Portfolio may reduce its position in equity securities or intermediate- and long-duration debt securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Portfolios that may invest in non-U.S. countries, such securities also may include short-term, non-U.S.-currency denominated securities of the type mentioned above issued by non-U.S. governmental entities, companies, and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings
Alliance publishes a complete schedule of the portfolio holdings for the Portfolios monthly on www.AllianceBernstein.com (click on the "US-INVESTORS" link, then click on the "Pricing & Performance" quick link, then select the Portfolio, then click on the "Holdings" link). Alliance posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities a Portfolio holds, a summary of the Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding), and a percentage of the breakdown of the Portfolio's investments by country, sector and industry, as applicable. The Portfolios' SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's holdings. These policies and procedures are also available at www.AllianceBernstein.com.

ADDITIONAL RISK CONSIDERATIONS
Investment in the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Portfolio Reallocation Risk
From time to time, the Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings by Alliance's institutional clients invested in the Portfolios, as recommended by Alliance. These transactions will affect the Portfolios since Portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Portfolios that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio performance to the extent that the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Alliance will at all times monitor the impact of reallocations or rebalancings on the Portfolios, but Alliance may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the funds that invest in them.

Currency Considerations
Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Securities of Non-U.S. Issuers
The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio whose investments includes securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Portfolio. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures that may involve additional costs to a Portfolio These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a non-U.S. country and the Portfolio's investments. In such events, a Portfolio could lose its entire investment in the country involved. In addition, laws in non-U.S. countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Non-U.S. Fixed-Income Securities
To the extent that they invest in non-U.S. fixed-income securities, certain of the Portfolios are subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. As a result, a Portfolio may be unable to obtain or enforce judgments against non-U.S. entities.

Fixed-Income Securities
The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

In periods of increasing interest rates, each of the Portfolios may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Inflation-Indexed Bonds
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investment in Fixed-Income Securities Rated Baa and BBB
Securities rated Baa or BBB or below are considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Investment in Lower-Rated Fixed-Income Securities
Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Such securities may have small assurance of interest and principal payments.

Unrated Securities
Unrated securities will also be considered for investment by the AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio and AllianceBernstein Inflation Protected Securities Portfolio when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

The Real Estate Industry
Although AllianceBernstein Global Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to global and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent.

In addition, if AllianceBernstein Global Real Estate Investment Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, and their securities may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than those of larger companies.

To the extent that the portfolio invests in global REITs, the portfolio will also be subject to non-U.S. issuer risk and currency risk.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Portfolio's Adviser is Alliance Capital Management L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of March 31, 2005 totaling approximately $534 billion (of which over $93 billion represented assets of investment companies). As of March 31, 2005, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 38 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 48 registered investment companies managed by Alliance, comprising 121 separate investment portfolios, had approximately 6.6 million shareholder accounts as of March 31, 2005.

Alliance provides investment advisory services and order placement facilities for the Portfolios. The Portfolios pay no advisory or other fees for these services.

Alliance may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors, for which it may receive management fees. Certain other clients of Alliance may have investment objectives and policies similar to those of the Portfolios. Alliance may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance to the accounts involved, including the Portfolios. When two or more of the clients of Alliance (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. Although the Portfolios may use brokers who sell shares of other AllianceBernstein Mutual Funds to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

PORTFOLIO MANAGERS
Mr. Greg Wilensky, Director of Stable Value Investments, is primarily responsible for the day-to-day management of the AllianceBernstein Inflation Protected Securities Portfolio (since inception). Mr. Wilensky is a Vice President of Alliance Capital Management Corporation ("ACMC"), with which he has been associated in a substantially similar capacity to his current position since prior to 2000.

The management of, and investment decisions for, each of the other Portfolios are made by certain Investment Policy Groups or teams, the members of which are jointly and primarily responsible for the day-to-day management of each Portfolio. No one person is principally responsible for making recommendations for each Portfolio. Each Investment Policy Group or team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the senior most members of each Investment Policy Group or team, the length of time that such person has been responsible for the Portfolio, and such person's principal occupation during the past five years. The Portfolios' SAI provides additional information about the Investment Policy Group or team member's compensation, other account management responsibilities and ownership of the Portfolios.

                                                      Principal Occupation
Portfolio and              Employee; Time Period;       During the Past
Responsible Group                   Title                 Five Years
----------------------     ----------------------  -------------------------
AllianceBernstein U.S.     Marilyn G. Fedak;       Executive Vice
Value Portfolio            since inception;        President of ACMC
                           Executive Vice          since October 2000.
U.S. Value Investment      President of ACMC and   She is Head of SCB's
Policy Group               Head of Sanford C.      Value Equities
                           Bernstein & Co., Inc.   Business and Co-Chief
                           ("SCB") Value           Investment Officer of
                           Equities Business and   U.S. Value Equities.
                           Co-Chief Investment     Prior thereto she was
                           Officer-U.S. Value      Chief Investment
                           Equities                Officer and Chairman
                                                   of the U.S. Equity
                                                   Investment Policy
                                                   Group at SCB since
                                                   prior to 2000.

                           John Mahedy; since      Senior Vice President
                           inception; Senior       of ACMC since October
                           Vice President of       2000, Co-Chief
                           ACMC and Co-Chief       Investment Officer of
                           Investment Officer of   U.S. Value Equities
                           U.S. Value Equities     since 2003 and
                                                   Director of
                                                   Research-U.S. Value
                                                   Equities since 2001.
                                                   Prior thereto Senior
                                                   Research Analyst for
                                                   SCB since prior to
                                                   2000.

                           Christopher Marx;       Senior Vice President
                           since inception;        of ACMC with which he
                           Senior Vice President   has been associated
                           of ACMC                 since prior to 2000.

                           John D. Phillips;       Senior Vice President
                           since inception;        of ACMC with which he
                           Senior Vice President   has been associated
                           of ACMC                 since prior to 2000.


AllianceBernstein U.S.     Thomas G. Kamp; since   Senior Vice President
Large Cap Growth           inception; Senior       of ACMC with which he
Portfolio                  Vice President of ACMC  has been associated
                                                   since prior to 2000.

U.S. Large Cap Growth
Team                       James G. Reilly;        Executive Vice
                           since inception;        President of ACMC with
                           Senior Vice President   which he has been
                           of ACMC                 associated since prior
                                                   to 2000.

                           David Handke; since     Senior Vice President
                           inception; Senior       of ACMC with which he
                           Vice President of ACMC  has been associated
                                                   since prior to 2000.

                           Scott Wallace; since    Senior Vice President
                           inception; Senior       of ACMC with which he
                           Vice President of ACMC  has been associated
                                                   since prior to 2000.

                           Karen A. Sesin; since   Senior Vice President
                           inception; Senior       of ACMC with which she
                           Vice President of ACMC  has been associated
                                                   since prior to 2000.

AllianceBernstein Global   Joseph G. Paul; since   Senior Vice President
Real Estate Investment     inception; Senior       of ACMC and Chief
Portfolio                  Vice President of       Investment
                           ACMC and Chief          Officer--Small and
REIT Investment Policy     Investment Officer of   Mid-Capitalization
Group                      Small and               Value Equities since
                           Mid-Capitalization      2002 and Co-Chief
                           Value Equities;         Investment Officer of
                           Co-Chief Investment     Real Estate
                           Officer of Real         Investments since July
                           Estate Investments;     2004.  He is also
                           and Chief Investment    Chief Investment
                           Officer of Advanced     Officer of Advanced
                           Value                   Value at ACMC since
                                                   October 2000 and held the
                                                   same position at SCB since
                                                   prior to 2000.

                           Teresa Marziano;        Senior Vice President
                           since inception;        of ACMC since October
                           Senior Vice President   2000 and Co-Chief
                           of ACMC and Co-Chief    Investment Officer of
                           Investment Officer of   Global Real Estate
                           Global Real Estate      Investments since July
                           Investments             2004. Prior thereto,
                                                   she was a Senior Analyst of
                                                   investment research at SCB
                                                   since prior to 2000.

AllianceBernstein          Sharon E. Fay; since    Executive Vice
International Value        inception; Executive    President and Chief
Portfolio                  Vice President of       Investment Officer of
                           ACMC and Chief          UK, European and
International Value        Investment Officer of   Global Value Equities
Investment Policy Group    UK, European and        since June 2003. She
                           Global Value Equities   has continued to serve
                                                   as Chief Investment
                                                   Officer of UK and
                                                   European Value
                                                   Equities at ACMC since
                                                   2000 and chairs the

                                                      Principal Occupation
Portfolio and              Employee; Time Period;       During the Past
Responsible Group                   Title                 Five Years
----------------------     ----------------------  -------------------------
                                                   Global, European and
                                                   UK Value Investment
                                                   Policy Groups since
                                                   prior to 2000.

                           Kevin F. Simms; since   Senior Vice President
                           inception; Senior       and Co-Chief
                           Vice President of       Investment Officer of
                           ACMC, Co-Chief          International Value
                           Investment Officer of   Equities at ACMC since
                           International Value     2003. He is also
                           Equities and Director   Director of Research
                           of Research for         for International
                           International Value     Value and Global Value
                           and Global Value        Equities at ACMC since
                           Equities                October 2000. Prior
                                                   thereto, he was Director of
                                                   Research for Emerging Markets
                                                   Value Equities at SCB since
                                                   prior to 2000.

                           Henry S. D'Auria;       Senior Vice President
                           since inception;        of ACMC since October
                           Senior Vice President   2000, Chief Investment
                           of ACMC, Chief          Officer of Emerging
                           Investment Officer of   Markets Value Equities
                           Emerging Markets        since 2002 and
                           Value Equities and      Co-Chief Investment
                           Co-Chief Investment     Officer of
                           Officer of              International Value
                           International Value     Equities of ACMC since
                           Equities                June 2003. Prior
                                                   thereto, he was Director of
                                                   Research of Small Cap Value
                                                   and Emerging Markets Value
                                                   Equities at SCB since prior
                                                   to 2000.

                           Giuilo A. Martini;      Senior Vice President
                           since inception;        of ACMC with which he
                           Senior Vice President   has been associated
                           of ACMC                 since prior to 2000.

AllianceBernstein          Christopher M. Toub;    Executive Vice
International Growth       since inception;        President of ACMC with
Portfolio                  Executive Vice          which he has been
                           President of ACMC       associated since prior
International Growth                               to 2000.
Team
                           Paul C. Rissman;        Executive Vice
                           since inception;        President of ACMC with
                           Executive Vice          which he has been
                           President of ACMC       associated since prior
                                                   to 2000.

                           Stephen Beinhacker;     Senior Vice President
                           since inception;        of ACMC with which he
                           Senior Vice President   has been associated
                           of ACMC                 since prior to 2000.

                           James K. Pang; since    Senior Vice President
                           inception; Senior       of ACMC with which he
                           Vice President of       has been associated
                           ACMC                    since prior to 2000.

                           Robert Sheetz; since    Senior Vice President
                           inception; Senior       of ACMC with which he
                           Vice President of       has been associated
                           ACMC                    since prior to 2000.

AllianceBernstein Short    Greg Wilensky; since    Vice President of ACMC
Duration Bond Portfolio    inception; Vice         and Director of Stable
                           President of ACMC       Value Investments with
U.S. Investment Grade:                             which he has been
Structured Asset                                   associated since prior
Investment Team                                    to 2000.

                           Kewjin Yuoh; since      Vice President of ACMC
                           inception; Vice         since March 2003.
                           President of ACMC       Prior thereto, he was
                                                   a Vice President of
                                                   Credit Suisse Asset
                                                   Management from 2000 to 2002
                                                   and a Vice President of
                                                   Brundage, Story & Rose since
                                                   prior to 2000.

AllianceBernstein          Alison M. Martier;      Senior Vice President
Intermediate Duration      since inception;        of ACMC with which she
Bond Portfolio             Senior Vice President   has been associated
                           of ACMC                 since prior to 2000.
U.S. Investment Grade:
Core Fixed Income Team     Greg Wilensky; since    (see above)
                           inception; Vice
                           President of ACMC

                           Shawn E. Keegan; since  Vice President of ACMC with
                           inception; Vice         which he has been associated
                           President of ACMC       since prior to 2000.

                           Jeffrey S. Phlegar;     Senior Vice President of ACMC
                           since inception;        with which he has been
                           Senior Vice President   associated since prior to
                           of ACMC.                2000.

AllianceBernstein          Michael A. Snyder;      Senior Vice President
High-Yield Portfolio       since inception;        of ACMC since May
                           Senior Vice President   2001. Prior thereto,
U.S. High Yield            of ACMC                 he was a Managing
Investment Team                                    Director in the high
                                                   yield asset group at
                                                   Donaldson, Lufkin & Jenrette
                                                   Corporation since prior to
                                                   2000.

                           Gershon Distenfeld; Vice President of ACMC since inception; Vice with which he has been
                           President of ACMC       associates since prior
                                                   to 2000.

                           Sheryl Rothman; since   Senior Vice President
                           inception; Senior       of ACMC with which she
                           Vice President of ACMC  has been associated
                                                   since prior to 2000.

AllianceBernstein          Joseph G. Paul; since   (see above)
Small-Mid Cap Value        inception--(see above)
Portfolio

Small-Mid Cap Value        James W. MacGregor;     Senior Vice President
Investment Policy Group    since inception;        of ACMC since October
                           Senior Vice President   2000. He is also
                           of ACMC and Director    currently Director of
                           of Research--Small and  Research--Small and Mid
                           Mid Cap Value Equities  Cap Value Equities.
                                                   Prior thereto, he was a
                                                   Senior Research Analyst at
                                                   SCB since prior to 2000.

                           David Pasquale; since   Vice President of ACMC
                           inception; Vice         since October 2000.
                           President of ACMC       Prior thereto, he was a

                                                      Principal Occupation
Portfolio and              Employee; Time Period;       During the Past
Responsible Group                   Title                 Five Years
----------------------     ----------------------  -------------------------
                                                   research associate
                                                   at SCB since prior to
                                                   2000.

                           Andrew J. Weiner;       Senior Vice President
                           since inception;        of ACMC since October
                           Senior Vice President   2000. Prior thereto, he was a
                           of ACMC                 research associate at SCB
                                                   since prior to 2000.

AllianceBernstein          Bruce K. Aronow;        Senior Vice President
Small-Mid Cap Growth       since inception;        of ACMC with which he
Portfolio                  Senior Vice President   has been associated
                           of ACMC                 since prior to 2000.
Small Cap Growth
Institutional Team         Mark Attalienti; since  Vice President of ACMC with
                           inception; Vice         which he has been associated
                           President of ACMC       since prior to 2000.

                           Kumar Kirpalani; since  Vice President of ACMC with
                           inception; Vice         which he has been associated
                           President of ACMC       since prior to 2000.

                           Samantha Lau; since     Vice President of ACMC with
                           inception; Vice         which she has been associated
                           President of ACMC       since prior to 2000.

--------------------------------------------------------------------------------

LEGAL PROCEEDINGS
As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients will introduce governance and compliance changes.

The Portfolios were not a part of the regulatory settlement and will not have their advisory fees reduced pursuant to either the Commission or NYAG Order.

A special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent Directors of the AllianceBernstein Mutual Funds (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigations. On March 11, 2005, discussions commenced with the NASD that Alliance believes will conclude these investigations.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the AllianceBernstein Growth Fund, a series of the AllianceBernstein Portfolios; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

Alliance and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the Commission of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The Commission has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The Commission and the National Association of Securities Dealers, Inc. ("NASD") have issued subpoenas to Alliance in connection with this matter and Alliance has provided documents and other information to the Commission and the NASD and is cooperating fully with their investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants, and others may be filed.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held in the Portfolios to proved for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolios.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's net asset value or NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Portfolio's Board of Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


As noted, the Portfolios will use fair value prices at any time that market quotations for their portfolio securities are not readily available (including when they are not reliable). The Trust's procedures provide that market quotations are not readily available if, for example, certain events occur after the time of the last available market quotation but before 4 p.m., Eastern Time. Those events include: significant corporate actions such as mergers or acquisitions; corporate announcements about earnings; corporate announcements relating to products; regulatory news (e.g. patent approval); natural disasters; litigation events; governmental action; and evidence of market volatility or that market prices are stale. For those Portfolios that invest primarily in the securities of large capitalization U.S. issuers (such as AllianceBernstein U.S. Value Portfolio and AllianceBernstein U.S. Large Cap Growth Portfolio), there will be relatively limited circumstances in which the Portfolio will use fair value pricing (e.g., if the exchange on which a security is principally traded closes early or if trading in a particular security is halted during the day and does not resume before the Portfolio calculates its NAV). Portfolios investing in less liquid securities such as small capitalization stocks or certain mortgage-backed securities (e.g., the AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio or AllianceBernstein Intermediate Duration Bond Portfolio) may use fair value prices more frequently. Portfolios that invest primarily in securities traded in non-U.S. markets (such as AllianceBernstein International Value Portfolio and AllianceBernstein International Growth Portfolio) will tend to use fair values relatively often because, among other things, most foreign markets close well before the Portfolios value their securities at 4 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that non-U.S. security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their non-U.S. equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, Alliance has the responsibility for valuing each Portfolio's assets. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

The Portfolios' policy and procedures are intended to assure that each Portfolio's net asset value fairly reflects security values as of the time of pricing. While fair valuation of a Portfolio's securities might also serve to reduce arbitrage opportunities available to short-term traders, the Portfolios are available only to mutual funds advised by, and other institutional clients of, the Adviser.

Orders for purchase or sale of shares are priced at the next NAV calculated after the order is received and confirmed in proper form by the Portfolio.

HOW TO BUY SHARES
Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain other institutional clients of, Alliance that seek a blend of asset classes. A Portfolio's shares may be purchased at the relevant net asset value without a sales charge or other fee.

In addition to cash, the Portfolios may accept securities in exchange for Portfolio shares at the relevant net asset value without a sales charge or other fee. In return for Portfolio shares, the Portfolios intend to accept securities held as portfolio assets by the AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Preservation Strategy, AllianceBernstein Blended Style Series, Inc. U.S. Large Cap Portfolio and certain institutional clients of and regulated investment companies advised by Alliance that seek to invest in a blend of asset classes (together, the "Transferors") pursuant to an agreement and plan of reorganization and incorporation of assets (the "Plan") pursuant to section 351 of the Internal Revenue Code of 1986, as amended. The Portfolios intend that the contributions by the Transferors in exchange for Portfolio shares be governed by section 351 of the Code.

Other Purchase Information
Purchases of a Portfolio's shares will be made only in full shares. Certificates for shares will not be issued.

The Portfolios may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons.

HOW TO SELL SHARES
Investors may "redeem" shares on any day the Exchange is open. Redemption requests for Portfolio shares are effected at the next-determined NAV, after the Portfolio receives your sales request in proper form. A redemption request received by the Portfolio prior to 4:00 p.m., Eastern time, on a day the Portfolio is open for business is effected on that day. A redemption request received after that time is effected on the next business day.

Each Portfolio may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

Shares of the Portfolios will be held only by mutual funds advised by, and certain other institutional clients of, Alliance. Each Portfolio reserves the right to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) if the investor ceases to be a qualified investor, as determined by Alliance. Affected investors will receive advance notice of any such mandatory redemption.

Under certain circumstances, a Portfolio may determine to pay a redemption request wholly or partly by a distribution in kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Alliance determines that it is appropriate to dispose of such securities.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Portfolios accept only mutual funds advised by and other institutional clients of the Adviser as shareholders. The Portfolios will accept only those shareholders that have adopted policies intended to prevent market timing activity, or that for structural or other reasons the Adviser believes are unlikely to be subject to any material market timing activity. Therefore, the Portfolios' Board of Trustees has not adopted a market timing policy, and believes that such a policy would impose unnecessary administrative burdens and expense on the Portfolios. If the Portfolios were, notwithstanding the limitations on market timing activity imposed by the Portfolios' shareholders, to be used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns. The Portfolios reserve the right to reject any purchases, including purchases by exchange.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Income dividends and capital gains distributions, if any, declared by a Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Portfolio. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. Shareholders may make an election to receive dividends and distributions in cash at the time of purchase. This election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

While it is the intention of each Portfolio to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by the Portfolio of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. The final determination of the amount of a Portfolio's return of capital distributions for the period will be made after the end of each calendar year.

For federal income tax purposes, each Portfolio's distributions of net income (or short-term capital gains) will be taxable as ordinary income. Distributions of long-term capital gains generally will be taxable as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes. Whether distributions of gains are taxable to a shareholder at long-term capital gains rates or short-term capital gains rates will not depend on the shareholder's holding period in shares of the Portfolio, but rather on the Portfolio's holding period in assets giving rise to the gains.

Under certain circumstances, if a Portfolio realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Portfolio. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Portfolios' SAI for a further explanation of these tax issues.

Investment income received by a Portfolio from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source.

The Portfolios' investments in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolios could be required to sell other investments in order to satisfy their distribution requirements.

If an investor buys shares just before a Portfolio deducts a distribution from its NAV, the investor will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). The Portfolios currently do not anticipate that any of their shareholders will be foreign persons, but recognize that regulated investment companies that may invest in a Portfolio (each, a "RIC Shareholder") may have foreign shareholders. Recently enacted tax legislation (the "2004 Act"), effective for taxable years of the Portfolios before January 1, 2008, provides that regulated investment companies will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Portfolio. Such distributions received by a RIC Shareholder will retain their character as excluded from withholding when paid by the RIC Shareholder to its foreign shareholders, if any.

The 2004 Act modifies the tax treatment of distributions from a regulated investment company that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Global Real Estate Investment Portfolio will likely hold USRPIs. Under the 2004 Act, distributions by regulated investment companies to foreign persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") that are paid or deemed paid on or before December 31, 2007, will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax (and may well be subject to withholding under future regulations). RIC Shareholders will not, under current law, receive or pass through USRPI Distributions as a result of investing in the Portfolios; this result may be changed by future regulations.

Each year shortly after December 31, each Portfolio will send its shareholders tax information stating the amount and type of all its distributions for the year. Shareholders should consult their tax adviser about the federal, state, and local tax consequences in their particular circumstances.

--------------------------------------------------------------------------------
                                   APPENDIX A

                                  BOND RATINGS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards.
     Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.    An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3.    There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt.
     However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality.
     The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality.
     The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

For more information about the Portfolios, the following documents are available upon request:

Statement of Additional Information (SAI)
The Portfolios' SAI contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:   Alliance Global Investor Services
           P.O. Box 786003
           San Antonio, TX 78278-6003

By phone:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102.

You also may find more information about Alliance on the Internet at: www.Alliancecapital.com.


Investment Company Act File No. 811-21673

                    THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS:


                     ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO
                ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO
            ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
                 ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
                ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO
                 ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO
             ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO
           ALLIANCEBERNSTEIN INFLATION PROTECTED SECURITIES PORTFOLIO
                     ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO
                 ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO
                ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO
             (each a "Portfolio" and collectively, the "Portfolios")

--------------------------------------------------------------------------------

                     Alliance Global Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                  May 20, 2005

--------------------------------------------------------------------------------


      This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Portfolios' current prospectus (the "Prospectus") dated May 20, 2005, as revised or supplemented from time to time. Copies of the Prospectus may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS

INVESTMENT POLICIES AND PRACTICES                                             3

INVESTMENT RESTRICTIONS                                                      22

MANAGEMENT OF THE PORTFOLIOS                                                 24

PORTFOLIO TRANSACTIONS                                                       60

EXPENSES OF THE PORTFOLIOS                                                   62

PURCHASE OF SHARES                                                           63

REDEMPTION OF SHARES                                                         64

NET ASSET VALUE                                                              65

DIVIDENDS, DISTRIBUTIONS AND TAXES                                           67

GENERAL INFORMATION                                                          74

FINANCIAL STATEMENTS                                                         80

APPENDIX A - Corporate Bond Ratings                                          A-1

APPENDIX B - Policies and Procedures for Voting Proxies                      B-1

--------------------------------------------------------------------------------

                        INVESTMENT POLICIES AND PRACTICES

--------------------------------------------------------------------------------

      The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectus. The AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio and AllianceBernstein Small-Mid Cap Growth Portfolio are each a series of The AllianceBernstein Pooling Portfolios (the "Trust").

Stripped Mortgage-Related Securities

      Each Portfolio may invest in stripped mortgage-related securities ("SMRS"). SMRS are derivative multi-class mortgage-related securities. SMRS may be issued by the U.S. Government, its agencies or instrumentalities, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of GNMA, FNMA or FHLMC certificates, whole loans or private pass-through mortgage-related securities ("Mortgage Assets"). A common type of SMRS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. The rate of principal prepayment will change as the general level of interest rates fluctuates. If the underlying Mortgage Assets experience greater than anticipated principal prepayments, the Portfolio may fail to fully recoup its initial investment in these securities. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped.

      Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed for these securities and, accordingly, they may be illiquid.

Foreign Currency Exchange Transactions

      Each Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. Alliance Capital Management L.P. ("Alliance" or the "Adviser") expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

      The Portfolios may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Portfolio contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Portfolios may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

      If conditions warrant, the Portfolios may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts as hedges against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

      For transaction hedging purposes, the Portfolios may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

      Each Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio intends to buy are denominated, when the Portfolio holds cash or short-term investments). For position hedging purposes, each Portfolio may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Portfolios may also purchase or sell foreign currency on a spot basis.

      A Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a Portfolio.

Repurchase Agreements

      The repurchase agreements referred to in the Portfolios' Prospectus are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Portfolios the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Portfolios would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Portfolios may incur various expenses in the attempted enforcement and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security,
(b) possible reductions in levels of income and (c) lack of access to and possible inability to enforce rights.

Non-Publicly Traded Securities

      The Portfolios may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under federal securities laws, and market quotations may not be readily available. As a result, a Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is subject to the restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Portfolio's investment in Rule 144A Securities.

Descriptions of Certain Money Market Securities in Which the Portfolios May
Invest

      CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND BANK TIME DEPOSITS. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

      Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

      Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

      COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

      VARIABLE NOTES. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Portfolios have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Portfolios' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolios consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Fitch, or Duff & Phelps.

Asset-Backed Securities

      The Portfolios may invest in asset-backed securities (unrelated to first mortgage loans), which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS").

      The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset-backed securities may constitute investment companies under the Investment Company Act of 1940 (the "1940 Act"). The Portfolios intend to conduct their operations in a manner consistent with this view; therefore, the Portfolios generally may not invest more than 10% of their total assets in such securities without obtaining appropriate regulatory relief.

Lending of Securities

      The Portfolios may seek to increase income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Portfolio would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, a Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. At the time any such loan is made, the value of the securities loaned will not exceed 33 1/3% of a Portfolio's total assets.

Forward Commitments and When-Issued and Delayed Delivery Securities

      Each Portfolio may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities in this manner (i.e., on a forward commitment, "when-issued" or "delayed delivery" basis), it does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and "when-issued" or "delayed delivery" commitments. At the time a Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

      A Portfolio will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Portfolio may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

      Although neither of the Portfolios intends to make such purchases for speculative purposes and each Portfolio intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Portfolio's payment obligation).

Options

      OPTIONS ON SECURITIES. Each Portfolio may write and purchase call and put options on securities. Each Portfolio intends to write only covered options. This means that so long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, a Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. A Portfolio will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

      Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Portfolio to generate additional premium income, which may partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by a Portfolio, provided that another option on such securities is not written. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      A Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Portfolio is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Portfolio is more than the premium paid for the original purchase. Conversely, a Portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.

      A Portfolio may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option, plus the appreciation in the market price of the underlying security up to the exercise price, will be greater than the appreciation in the price of the underlying security alone.

      Each of the Portfolios may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      Each of the Portfolios may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

      A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

      Each Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. Each Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

      OPTIONS ON SECURITIES INDEXES. Each Portfolio may write (sell) covered call and put options and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as a Portfolio is obligated as the writer of the call option, the Portfolio holds securities the price changes of which are expected by the Adviser to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put option on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put option, the Portfolio maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

      A Portfolio may also purchase put options on securities indexes to hedge its investments against a decline in the value of portfolio securities. By purchasing a put option on a securities index, a Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio's security holdings.

      The purchase of call options on securities indexes may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

Futures Contracts and Options on Futures Contracts

      FUTURES CONTRACTS. Each Portfolio may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

      Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

      Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

      Each Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

      Conversely, the Portfolios could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The Portfolios may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

      OPTIONS ON FUTURES CONTRACTS. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Portfolios may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

Forward Foreign Currency Exchange Contracts

      Each Portfolio may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Portfolios intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Portfolio seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Portfolio may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. A Portfolio also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Portfolios may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

      If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

      Each Portfolio has established procedures consistent with SEC policies concerning purchases of foreign currency through Forward Contracts. Accordingly, a Portfolio will segregate and mark to market liquid assets in an amount at least equal to the Portfolio's obligations under any Forward Contracts.

Options on Foreign Currencies

      Each Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

      Each Portfolio may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where a Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Risk Factors in Options, Futures and Forward Transactions

      RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A PORTFOLIO'S INVESTMENTS. The Portfolios' abilities to hedge all or a portion of their portfolios effectively through transactions in options, Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the securities that are the subject of the hedge. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed-income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact.

      It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

      The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or instrument. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

      The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option.

      Further, with respect to options on securities, options on foreign currencies, options on stock indexes and options on Futures Contracts, the Portfolios are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Portfolio in connection with such transactions.

      If a Portfolio purchases futures or options in order to hedge against a possible increase in the price of securities before the Portfolio is able to invest its cash in such securities, the Portfolio faces the risk that the market may instead decline. If the Portfolio does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Portfolio may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

      In writing a call option on a security, foreign currency, index or Futures Contract, a Portfolio also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when a Portfolio writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could suffer a loss on the call which is not entirely offset, or not offset at all, by an increase in the value of the Portfolio's portfolio securities.

      The writing of options on securities, options on stock indexes or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Portfolio's portfolio. When a Portfolio writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such an obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Portfolio will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

      When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Portfolio will incur a loss which may only be partially offset by the amount of the premium the Portfolio receives. Moreover, by writing an option, a Portfolio may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

      In the event of the occurrence of any of the foregoing adverse market events, a Portfolio's overall return may be lower than if it had not engaged in the transactions described above.

      With respect to the writing of straddles on securities, a Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.

Such transactions, therefore, while creating an opportunity for increased return by providing a Portfolio with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

      If any of the foregoing adverse market events occurs, a Portfolio's overall return may be lower than if it had not engaged in the transactions described above.

      POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing transaction. This requires a liquid secondary market for such instruments on the exchange, if any, on which the initial transaction was entered into. There can be no assurance that a liquid secondary market will exist for any particular contracts at any specific time. In the absence of a liquid secondary market, it may not be possible to close out a position held by a Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Portfolio has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when, in the opinion of the Adviser, it is otherwise disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolios' ability to hedge their portfolios effectively, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices of some Futures Contracts have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house and other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract permitting the prompt liquidation of the option position. The Portfolios will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, the Portfolio only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Portfolio's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Portfolio might pay more to repurchase the option contract than the Portfolio would pay to close out a similar exchange-traded option.

      MARGIN. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Portfolios purchase or sell Futures Contracts and options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Portfolio or decreases in the prices of securities the Portfolio intends to acquire. When a Portfolio writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Portfolio to greater risk.

      TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions.

      RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk a Portfolio assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

      RISKS OF FORWARD CONTRACTS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON, OPTIONS ON FOREIGN CURRENCIES AND OVER-THE-COUNTER OPTIONS ON SECURITIES. Each Portfolio is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under such Act. Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolios from responding to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

      Unlike transactions entered into by the Portfolios in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Portfolio could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

      Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Portfolios are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Restrictions on the Use of Futures and Option Contracts

      Under applicable regulations, when a Portfolio enters into transactions in Futures Contracts and options on Futures Contracts, that Portfolio is required to segregate liquid assets with its custodian which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases. In addition, a Portfolio may not purchase or sell such instruments for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on such futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Portfolio's total assets. Each Portfolio has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Portfolio's total assets. Moreover, a Portfolio will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

Economic Effects and Limitations

      Income earned by a Portfolio from its hedging activities will be treated as capital gains and, if not offset by net realized capital losses incurred by a Portfolio, will be distributed to shareholders in taxable distributions. Although a gain from such transactions may hedge against a decline in the value of a Portfolio's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

      No Portfolio will "over-hedge," that is, a Portfolio will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

      Each Portfolio's ability to employ the options and futures strategies described above will depend in part on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to use these instruments effectively for the purposes set forth above.

      The Portfolios' ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might accelerate or adversely affect the character of the income earned on such contracts. In addition, differences between each Portfolio's book income

(upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in returns of capital distributions, and in some circumstances, distributions in excess of a Portfolio's book income may be required to be made in order to meet tax requirements.

Future Developments

      The foregoing discussion relates to each Portfolio's proposed use of Futures Contracts, Forward Contracts, options, and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, each Portfolio may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

      Except as described below and except as otherwise specifically stated in the Prospectus or this SAI, the investment policies of each Portfolio set forth in the Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.

      Each Portfolio has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities. The approval of a majority of a Portfolio's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

      The Portfolios may not:

      (1) make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities representing not more than 33 1/3% of its total assets; or
(c) the use of repurchase agreements;

      (2) borrow money or issue senior securities except to the extent permitted by the 1940 Act;

      (3) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

      (4) invest in companies for the purpose of exercising control;

      (5) (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which a Portfolio may invest; or (b) purchase or sell commodities or commodity contracts, including futures contracts (except foreign currencies, futures on securities, currencies and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and other similar contracts and options on the foregoing);

      (6) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, a Portfolio may be deemed to be an underwriter under certain Federal securities laws; or

      (7) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of a Portfolio's total assets may be invested without regard to this restriction.

      (8) invest more than 25% of its total assets in the securities of any one industry, provided, however, that the AllianceBernstein Global Real Estate Investment Portfolio will invest at least 25% or more of its total assets in the securities of issuers conducting their principal business activities in the real estate industry, except that this proviso does not apply to U.S. Government securities.

      Whenever any investment restriction states a maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

      In addition, the following is a description of policies which certain Portfolios have adopted that are not fundamental and may be changed by the Portfolio upon 60 days' prior notice to the shareholders. As indicated in the Prospectus, certain Portfolios have investment policies that, under normal circumstances, subject them to additional investment restrictions. For purposes of these policies, net assets includes any borrowings for investment purposes.

      The Portfolios may not invest in other registered open-end investment companies or in registered unit investment trusts.

      AllianceBernstein U.S. Value Portfolio must invest at least 80% of its net assets in equity securities of U.S. companies.

      AllianceBernstein U.S. Large Cap Growth Portfolio must invest at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, "large capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index, although the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

      AllianceBernstein Global Real Estate Investment Portfolio must invest at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties.

      AllianceBernstein Short Duration Bond Portfolio and AllianceBernstein Intermediate Duration Bond Portfolio each must invest at least 80% of their net assets in fixed-income securities.

      AllianceBernstein Inflation Protected Securities Portfolio must invest at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

      AllianceBernstein High-Yield Portfolio must invest at least 80% of its net assets in high yield debt securities.

      AllianceBernstein Small-Mid Cap Value Portfolio must invest at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 2500(TM) Value Index, although the Portfolio normally will not invest in companies with market capitalizations exceeding $5 billion at the time of purchase.

      AllianceBernstein Small-Mid Cap Growth Portfolio must invest at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, have market capitalizations in the greater of the range of companies constituting the Russell 2500(TM) Growth Index or between $1 and $6 billion. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets.

--------------------------------------------------------------------------------

                          MANAGEMENT OF THE PORTFOLIOS

--------------------------------------------------------------------------------

The Adviser

      Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Portfolios under the supervision of the Trust's Board of Trustees (see "Management of the Portfolios" in the Prospectus).

      Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 2004, Alliance Capital Management Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 31.6% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange ("Exchange") under the ticker symbol "AC." Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

      As of September 30, 2004, AXA, AXA Financial, AXA Equitable Life Insurance Company ("Equitable") and certain subsidiaries of Equitable beneficially owned approximately 57.8% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units that, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 58.3% in Alliance. As of September 30, 2004, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 9.7% of the issued and outstanding Alliance Units.

      AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. Equitable is an indirect wholly-owned subsidiary of AXA Financial.

      Based on information provided by AXA, as of February 1, 2004, approximately 16.89% of the issued ordinary shares (representing 27.55% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of February 1, 2004, 71.11% of the shares (representing 80.36% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.32% of the shares of Finaxa (representing 12.80% of the voting power) were owned by BNP Paribas, a French bank. As of February 1, 2004, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.17% of the issued ordinary shares (representing 32.94% of the voting power) of AXA.

Advisory Agreement and Expenses

      The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervisions of the Trust's Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

      Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Investment Adviser.

      The Advisory Agreement was approved by the unanimous vote, cast in person, of the Trust's Trustees, including the Trustees who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for such purpose and held on February 8, 2005. The Investment Advisory Agreement became effective with respect to the Trust on May 13, 2005. The Advisory Agreement provides that it shall remain in effect until May 13, 2007 and continue in effect thereafter only if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Portfolio, and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust or of the Adviser cast in person at a meeting called for the purpose of voting on such approval.

      Any amendment to the Investment Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Portfolio and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of the relevant Portfolio upon 60 days' written notice, and it terminates automatically in the event of its assignment. The Adviser controls the word "Alliance" in the names of the Trust and each Portfolio, and if Alliance should cease to be the investment manager of any Portfolio, the Trust and such Portfolio may be required to change their names to delete the word "Alliance" from their names.

      The Investment Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

      Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the Adviser's clients (including a Portfolio) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following: AllianceBernstein

All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Government Reserves, AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein International Growth Fund, Inc., Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Trustee Information

      The business and affairs of the Portfolios are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

    Name, Address, Date of                                                                                Other Trusteeships and
       Birth of Trustee                 Principal Occupation(s)              Funds in Fund Complex        Directorships Held by
    (Held Position Since*)                During Past 5 Years                 Overseen by Trustee                Trustee
                                                        Interested Trustee

Marc O. Mayer**                      Executive Vice President of ACMC                 74                         None
1345 Avenue of the Americas New      since 2001; prior thereto, Chief
York, NY 10105                       Executive Officer of Sanford C.
10/2/1957                            Bernstein & Co., LLC ("SCB & Co.")
(2004)                               and its predecessor since prior to
                                     2000.

    Name, Address, Date of                                                                                Other Trusteeships and
       Birth of Trustee                 Principal Occupation(s)              Funds in Fund Complex        Directorships Held by
    (Held Position Since*)                During Past 5 Years                 Overseen by Trustee                Trustee
                                                     Disinterested Trustees

Chairman of the Board                Investment Adviser and an                        121                        None
                                     independent consultant. He was
William H. Foulk, Jr. #+             formerly Senior Manager of Barrett
2 Sound View Dr., Suite 100          Associates, Inc., a registered
Greenwich, CT 06830                  investment adviser, with which he
9/7/1932                             had been associated since prior to
(2004)                               2000. He was formerly Deputy
                                     Comptroller and Chief Investment
                                     Officer of the State of New York and,
                                     prior thereto, Chief Investment
                                     Officer of the New York Bank for
                                     Savings.

Ruth Block #+                        Formerly Executive Vice President                102                        None
500 SE Mizner Blvd.                  and Chief Insurance Officer of The
Boca Raton, FL 33432                 Equitable Life Assurance Society of
11/7/1930                            the United States; Chairman and
(2004)                               Chief Executive Officer of Evlico; a
                                     Director of Avon, BP (oil and gas),
                                     Ecolab Incorporated (specialty
                                     chemicals), Tandem Financial Group
                                     and Donaldson, Lufkin & Jenrette
                                     Securities Corporation; former
                                     Governor at Large, National
                                     Association of Securities Dealers,
                                     Inc.

David H. Dievler #+                  Independent Consultant. Until                    106                        None
P.O. Box 167                         December 1994 he was Senior Vice
Spring Lake, NJ 07762                President of ACMC responsible for
10/23/1929                           mutual fund administration. Prior
(2004)                               to joining ACMC in 1984, he was Chief
                                     Financial Officer of Eberstadt Asset
                                     Management since 1968. Prior to that
                                     he was a Senior Manager at Price
                                     Waterhouse & Co. Member of American
                                     Institute of Certified Public
                                     Accountants since 1953.

    Name, Address, Date of                                                                                Other Trusteeships and
       Birth of Trustee                 Principal Occupation(s)              Funds in Fund Complex        Directorships Held by
    (Held Position Since*)                During Past 5 Years                 Overseen by Trustee                Trustee
John H. Dobkin #+                    Consultant. Formerly President of                104                        None
P.O. Box 12                          Save Venice, Inc. (preservation
Annandale, NY 12504                  organization) from 2001 - 2002;
2/19/1942                            Senior Advisor from June 1999 - June
(2004)                               2000 and President of Historic Hudson
                                     Valley (historic preservation) from
                                     December 1989 - May 1999. Previously,
                                     Director of the National Academy of
                                     Design and during 1988-1992, Director
                                     and Chairman of the Audit Committee
                                     of ACMC.

Michael J. Downey                    Consultant since 2004. Formerly                   74                 Asia Pacific Fund, Inc.
c/o Alliance Capital Management LP   managing partner of Lexington                                         and the Merger Fund
1345 Avenue of the Americas          Capital, LLC (investment advisory
New York, NY 10105                   firm) from December 1997 until
1/26/1944                            December 2003. Prior thereto,
(2005)                               Chairman and CEO of Prudential
                                     Mutual Fund Management from 1987 to
                                     1993.

*     There is no stated term of office for the Trustees.
** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.
#     Member of the Audit Committee.
+     Member of the Governance and Nominating Committee.

      The Trustees of the Trust have two standing committees - an Audit Committee and a Governance and Nominating Committee. The members of the Audit and Governance and Nominating Committees are identified above. The function of the Audit Committee is to assist the Trustees in their oversight of the Portfolios' financial reporting process. The Audit Committee has met one time during the Portfolios' current fiscal year. The function of the Governance and Nominating Committee is to nominate persons to fill any vacancies or newly created positions on the Board of Trustees. The Governance and Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees. The Governance and Nominating Committee has not yet met.

      The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Portfolio not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Portfolio did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Portfolio begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

      Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth
(A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to
Section 20 of the 1940 Act and the rules and regulations promulgated thereunder;
(E) whether the shareholder believes that the candidate is or will be an "interested person" of the Portfolio (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Portfolio to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background;
(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;
(iv) the shareholder's consent to be named as such by the Portfolio; (v) the class or series and number of all shares of the Portfolio owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Portfolio's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

      The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

      The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The

Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Portfolio, the candidate's ability to qualify as a disinterested Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

      The disinterested Trustees unanimously approved the initial Advisory Agreement with the Adviser in respect of each of the 11 Portfolios.

      In preparation for the meeting, the Trustees had requested and evaluated extensive materials from the Adviser, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). The Trustees also reviewed the draft prospectus and statement of additional information of the Trust. Prior to voting, the Trustees reviewed the proposed Advisory Agreement with management and with their independent legal counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals during two private sessions at which only the Trustees, their counsel and the Portfolios' Independent Compliance Officer were present. In reaching their determinations with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following:

      1. information comparing the performance of other AllianceBernstein funds with portfolios of securities similar to those contemplated for the Portfolios to other investment companies with similar investment objectives and to securities indices (where such information was available);

      2. the nature, extent and quality of investment, compliance, administrative and other services to be rendered by the Adviser;

      3. comparative fee and expense data for other investment companies with similar investment objectives;

      4. the extent to which economies of scale would be realized as the Portfolios grow and whether fee levels reflect these economies of scale for the benefit of investors;

      5. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolios, including the extent to which the Adviser benefits from soft dollar arrangements;

      6. information about "revenue sharing" arrangements that the Adviser enters into in respect of other open-end AllianceBernstein Mutual Funds previously provided to the Trustees as trustees or directors of such funds;

      7. the expected portfolio turnover rates of each Portfolio;

      8. fall-out benefits which the Adviser and its affiliates expect to receive from their relationships to the Portfolios;

      9. information about fees charged by the Adviser to other clients with similar investment objectives;

      10. the professional experience and qualifications of each Portfolio's proposed portfolio management teams and other senior personnel of the Adviser; and

      11. the terms of the Advisory Agreement.

      The Trustees considered the investment strategy and process of each Portfolio as disclosed in the draft Prospectus, and the investment professionals that would be responsible for implementing such strategy. Since the Portfolios had not yet commenced operations, the Trustees were not in a position to consider the Portfolios' historical performance or the quality of services previously provided pursuant to the Advisory Agreement. Instead they considered the Adviser's expertise as a manager of mutual funds, including its performance record advising funds with portfolios of securities similar to (or including securities similar to) those proposed for the Portfolios and the quality of its services generally, which they were familiar with in their capacity as directors or trustees of other funds advised by the Adviser.

      In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio.

      The Trustees determined that the overall arrangements between each Portfolio and the Adviser, as provided in the Advisory Agreement for that Portfolio were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.

      The material factors and conclusions that formed the basis for the Trustees' reaching their determinations to approve the initial Advisory Agreement (including their determinations that the Adviser should be the investment adviser for each Portfolio), were separately discussed by the Trustees.

      The Trustees noted that, under the Advisory Agreement in respect of each Portfolio, the Adviser, subject to the control of the Trustees, would administer the Portfolio's business and other affairs. For each Portfolio, the Adviser would manage the investment of the assets of that Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement in respect of each Portfolio, the Adviser would provide the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services to be provided by any others who will be retained by the Portfolios) and executive and other personnel as will be necessary for Portfolio operations. The Adviser would pay all of the compensation of Trustees of the Portfolios who are affiliated persons of the Adviser and of the officers of the Portfolios.

      The Trustees noted that the Advisory Agreement differed from the advisory agreements for most of the AllianceBernstein Mutual Funds in several respects. First, it does not provide for the payment to the Adviser of any fee for its services. Second, it does not provide that the Trust will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Trust's request by employees of the Adviser or its affiliates.

      The Trustees considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement and noted that the scope of services to be provided reflected recent regulatory and other developments. The Trustees noted that, for example, the Adviser would be responsible for maintaining and monitoring its own and the Trust's compliance programs, and that all compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the in-house investment research capabilities of the Adviser as well as other resources available to the Adviser as a result of securities transactions effected by certain of its investment advisory clients and to be effected by a number of the Portfolios. The Trustees concluded that the investment, regulatory compliance and administrative resources to be devoted by the Adviser to each Portfolio appeared appropriate to provide high quality investment advice and other services to each Portfolio under the Advisory Agreement. The Trustees also considered the business reputation of the Adviser and its managerial and financial resources and concluded that it would be able to meet any reasonably foreseeable obligations under the Advisory Agreement. The Trustees noted that the standard of care applicable to the Adviser under the Advisory Agreement was comparable to that found in many mutual fund investment advisory agreements.

      In considering the quality of the services to be provided by the Adviser to each Portfolio, the Trustees also considered the record of the Adviser with respect to regulatory compliance, including the code of ethics of the Adviser (regulating the personal trading of its officers and employees), the procedures by which the Adviser allocates trades among its various investment advisory clients, the integrity of the systems in place designed to ensure compliance with the foregoing and the record of the Adviser in these matters. The Trustees also considered oversight by the Adviser of the non-advisory services to be provided to each Portfolio by persons other than the Adviser by reference to, among other things, the reputation of each Portfolio's other service providers and their knowledge of certain of such providers from serving as Trustees and Trustees of other funds advised by the Adviser.

      Based on their review, the Trustees concluded that the Adviser was qualified to provide services to each Portfolio pursuant to the Advisory Agreement that were satisfactory in scope and quality.

      The Trustees did not consider historical information about the profitability of each Portfolio to the Adviser since each Portfolio had not yet commenced operations. However, the Adviser agreed to provide the Trustees with profitability information in connection with future proposed continuances of the advisory agreement. Since the Adviser would not receive an advisory fee from the Portfolios, pursuant to the Advisory Agreement the Trustees and the Adviser recognized that the profitability information to be provided would differ from what they have historically received in respect of other AllianceBernstein Mutual Funds. They also considered the costs to be borne by the Adviser in providing services to each Portfolio.

      The Trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its various investment advisory clients. They noted that the Adviser makes presentations to the directors and trustees of the AllianceBernstein Mutual Funds regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements from time to time. The Trustees noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

      The Trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, would receive 12b-1 fees from the mutual funds that become shareholders of the Portfolios (together with other institutional investors in the Portfolios, the "Asset Allocation Funds"); will retain a portion of such 12b-1 fees received from the Asset Allocation Funds; and would receive a portion of the sales charges on sales or certain redemptions of certain classes of shares of the Asset Allocation Funds. The Trustees also noted that a broker-dealer subsidiary of the Adviser would receive compensation for effecting brokerage transactions for those Portfolios that may invest in equity securities, and that they would receive and review quarterly reports concerning commissions paid to such affiliate by each affected Portfolio. In addition, certain affiliates of the Adviser distribute shares of the Asset Allocation Funds and would receive compensation in that connection. The Trustees noted that while the Adviser's affiliated transfer agent would not receive fees for providing services to the Portfolios (although it would be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Asset Allocation Funds and some or all of the institutions that are expected to invest in the Portfolios.

      The Trustees recognized that the Adviser's profitability would be somewhat lower if it does not receive research for soft dollars or if its subsidiaries did not receive the other benefits described above. As discussed in more detail below, the Trustees also noted that the Adviser will be compensated by the Asset Allocation Funds for providing advisory services to them. The Trustees believe that the Adviser will derive reputation and other benefits from serving as investment adviser to the Portfolios.

      Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Trust, the Trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did, however, consider that the fees payable to the Adviser by the initial Asset Allocation Funds decline at breakpoints based on their total assets, and that the Adviser represented that it expected all Asset Allocation Funds to pay its advisory fees at the same rates as the Asset Allocation Funds. There is no direct relationship between the economies of scale realized by the initial Asset Allocation Funds and those realized by the Adviser as assets increase, largely because economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Portfolio-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which will directly or indirectly affect the initial Asset Allocation Funds' operations. The Trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the initial Asset Allocation Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a Portfolio's advisory fee breakpoints with those of comparable funds. The Trustees also noted that the advisory agreements for many competitor funds do not have breakpoints at all.

      Since each Portfolio had not commenced operations, no performance or other historical information for the Portfolios was available. As discussed in more detail below, the Trustees considered the performance of AllianceBernstein Mutual Funds that have similar or the same strategies as those of certain of the Portfolios. Where there was no such AllianceBernstein Mutual Fund, they considered that one or more of the AllianceBernstein Mutual Funds, as well as institutional separate accounts managed by the Adviser, invest in securities that are similar to those the Portfolio would invest in. At the meeting, the Trustees reviewed information showing performance of certain AllianceBernstein Portfolios compared to the funds in their Lipper category over the 3 - month, 1-, 3-, 5-, 10-year and since inception periods ending December 31, 2004 and compared to securities indices. For AllianceBernstein Portfolios with less than 10 years of operations, the information reviewed by the Trustees omitted periods prior to inception.

      The Trustees considered the advisory fee rate paid by each Portfolio to the Adviser (zero) and information prepared by Lipper as of September 30, 2004 concerning fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees noted that because each Portfolio is designed as a vehicle in which the Asset Allocation Funds can pool their assets earmarked for investment in selected asset classes or a blend of asset classes, the fee arrangements in the Advisory Agreement are unusual in that no advisory fee will be payable by the Portfolios. However, the Adviser will be indirectly compensated for its services to the Portfolios by the Asset Allocation Funds. The Asset Allocation Funds pay the Adviser advisory fees pursuant to their advisory agreements with the Adviser. At the time the Trustees considered the Advisory Agreement, the Trustees were informed of the initial Asset Allocation Funds expected to invest in the Portfolios and had previously been provided with a schedule showing the advisory fee rates for each initial Investing Portfolio. The Trustees noted that the fees the Adviser expected to receive from the initial Asset Allocation Funds for each Portfolio were lower than the advisory fees paid by most other funds with investment objectives similar to such Portfolio and included in the Lipper category for the Portfolio. The Trustees also noted that all of the initial Asset Allocation Funds have expense caps.

      In considering the advisory fees expected to be paid to the Adviser by the initial Asset Allocation Funds in respect of each Portfolio, the Adviser took into account the complexity of investment management for the Portfolios relative to other types of funds. The Trustees evaluated the process of investing in each of the Portfolios as compared to investments in other types of securities. The Trustees concluded that the advisory fees payable by each of the initial Asset Allocation Funds would not have been unreasonable if payable by the Portfolios.

      The Trustees concluded that that the fees expected to be paid to the Adviser by the initial Asset Allocation Funds was fair and reasonable, given the scope and quality of the services rendered by the Adviser, and the special fee structure of funds designed for use as underlying funds in "funds of funds". The Trustees noted that the fees to be paid by the initial Asset Allocation Funds had been, and that any fee arrangements of future Asset Allocation Funds would be, negotiated on an arm's-length basis.

      The Trustees also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolios. For this purpose, the Trustees reviewed an excerpt from the Adviser's Form ADV that disclosed the ranges of fees charged by the Adviser to its institutional and other separate account clients for investment advisory services.

      The Trustees recognized the significant differences in the scope of services it provides to institutional clients and to mutual funds. For example, the advisory agreements for mutual funds, including the Portfolios, require the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to mutual funds by nonaffiliated service providers and is responsible for the compensation of the mutual funds' Chief Compliance Officer. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to mutual funds reflect the costs and risks of the additional obligations. The Adviser also noted that since mutual funds are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. Since the Advisory Agreement does not provide for any advisory fee to be paid by the Portfolios, and since the Portfolios' expense ratios are expected to be zero, the Trustees found these fee comparisons to be of limited relevance.

      The following factors specific to investment performance of individual AllianceBernstein Portfolios also were noted and considered by the Trustees in deciding to approve the initial Advisory Agreement:

      U.S. Value Portfolio. The Trustees reviewed information showing performance of AllianceBernstein Value Portfolio ("Value Portfolio"), a fund with an investment strategy similar to that of the Portfolio, compared to other funds in the Lipper Multi-Cap Value Average (the Lipper category for this fund). The Trustees noted that the Portfolio's performance was somewhat below the Lipper medians for its Lipper category for the 3-month and 1-year periods and significantly above the medians for the 3-year and since inception periods (March 2001 inception). Based on their review, the Trustees concluded that Value Portfolio's relative performance over time had been satisfactory and that they had confidence in the Adviser's ability to provide quality portfolio management services to the Portfolio.

      U.S. Large Cap Growth Portfolio. The Trustees reviewed information showing performance of AllianceBernstein Large Cap Growth Portfolio ("Large Cap Growth Portfolio"), a fund with an investment strategy similar to that of the Portfolio, compared to other funds in the Lipper Large-Cap Growth Average. The Trustees noted that the Large Cap Growth Portfolio's performance was above the Lipper medians for the 3-month and 1-year periods, somewhat below the Lipper medians for the 3-year and 5-year periods and above the Lipper medians for the 10-year and since inception periods (September 1992 inception). Based on their review, the Trustees concluded that the Large Cap Growth Portfolio's relative investment performance over time was satisfactory and that they had confidence in the ability of the Adviser to provide quality portfolio management services to the Portfolio.

      Global Real Estate Investment Portfolio. The Trustees reviewed information showing performance of AllianceBernstein Global Real Estate Investment Portfolio ("Global Real Estate Investment Portfolio"), a fund advised by the Adviser that has an investment strategy similar to that of the Portfolio, compared to other funds in the Lipper Real Estate Average. The Trustees noted that Global Real Estate Investment Portfolio's performance was somewhat above the Lipper medians for the 3-month, 1-year, 3-year and 5-year periods and somewhat below the Lipper median for the since inception period (September 1996 inception). Based on their review, the Trustees concluded that Real Estate Portfolio's performance and had been satisfactory and that they had confidence in the Adviser's ability to provide quality portfolio management services to the Portfolio.

      International Value Portfolio. The Trustees reviewed information showing performance of AllianceBernstein International Value Portfolio ("International Value Portfolio"), a fund advised by the Adviser that has an investment strategy similar to that of the Portfolio, compared to other funds in the Lipper International Multi Value Average. The Trustees noted that International Value Portfolio's performance was somewhat below the Lipper median for the 3-month period and significantly above the Lipper medians for the 1-year, 3-year and since inception periods (inception March 2001). Based on their review, the Trustees concluded that International Value Portfolio's relative performance over time had been satisfactory and that they had confidence in the Adviser's ability to provide quality portfolio management services to the Portfolio.

      International Growth Portfolio. The Trustees reviewed information showing performance of AllianceBernstein International Premier Growth Portfolio ("International Premier Growth"), another fund advised by the Adviser that invests in international growth stocks (although utilizing a strategy that differs in certain respects from the strategy to be used by the Portfolio) compared to other funds in the Lipper International Large Growth Average. The Trustees noted that International Premier Growth's performance was significantly above the Lipper median for the 3-month period, somewhat below the Lipper median for the 1-year period, and above the Lipper medians for the 3-year, 5-year and since inception periods (March 1998 inception). Based on their review, the Trustees concluded that International Premier Growth's relative performance over time had been satisfactory and that they had confidence in the Adviser's ability to provide quality portfolio management services to the Portfolio.

      Short Duration Bond Portfolio. The Trustees noted that Sanford C. Bernstein Portfolio - Short Duration Bond Portfolio, another fund advised by the Adviser, invests in securities that are similar to those the Portfolio would invest in. The Trustees noted that they were familiar with the Adviser's capabilities for the management of short-duration bonds because other AllianceBernstein Portfolios invest portions of their portfolios in such securities. Based on such familiarity and their confidence in the Adviser's capabilities managing fixed income securities, the Trustees concluded they were satisfied that the Adviser was well positioned to provide quality portfolio management services to the Portfolio.

      Intermediate Duration Bond Portfolio. The Trustees reviewed information showing performance of Sanford C. Bernstein Portfolio II - Bernstein Intermediate Duration Institutional Portfolio ("Intermediate Duration"), a fund advised by the Adviser with a strategy similar to that of the Portfolio, compared to other funds in the Lipper benchmark (Intermediate Investment Grade Bond Portfolios). The Trustees noted that Intermediate Duration's performance for the 1-year period (May 2002 inception) was above the Lipper median. Based on such review and their familiarity with the Adviser's capabilities managing fixed income securities the Trustees concluded they were satisfied that the Adviser was well positioned to provide quality portfolio management services to the Portfolio.

      Inflation Protected Securities Portfolio. The Adviser noted that the Adviser advises a separate account that has the same investment strategy as the Portfolio. The Trustees reviewed the gross and net returns of such account compared to the Lehman 1-10 year TIPS Index prepared by the Adviser for each of 1999 through 2004 (for 1999 the information was for the last three quarters and the 2004 information was preliminary) and for the three-, five- and since inception periods ending December 31, 2004. The Trustees noted that the account's gross return was generally close to the index return while the net return was somewhat under the index return. Based on such review, and their general knowledge of and confidence in the Adviser's expertise in managing portfolios of fixed income securities, the Trustees concluded that the Adviser was well positioned to provide quality portfolio management services to the Portfolio.

      High-Yield Portfolio. The Trustees reviewed information showing performance of AllianceBernstein High Yield Portfolio ("High Yield"), a fund advised by the Adviser with a strategy similar to that of the Portfolio, compared to other funds in the Lipper High Current Yield Average. The Trustees noted that High Yield's performance was somewhat above the Lipper median for the 3-month period and below the median for all other periods reviewed. Based on their review and their prior discussion of the reasons for High Yield's longer term underperformance with the Adviser, the Trustees were satisfied that the Adviser was well positioned to provide quality portfolio management services to the Portfolio.

      Small-Mid Cap Value Portfolio. The Trustees noted that there was no existing AllianceBernstein Portfolio with the same investment strategy as the Portfolio, although its strategy would be employed by another AllianceBernstein Portfolio. The Trustees noted that they were familiar with the Adviser's capabilities for the management of small and large cap value funds. Based on such familiarity the Trustees concluded that they were satisfied that the Adviser was well positioned to provide quality portfolio management services to the Portfolio.

      Small-Mid Cap Growth Portfolio. The Trustees noted that there was no existing AllianceBernstein Portfolio with the same investment strategy as the Portfolio, although its strategy would be employed by a recently organized portfolio of another AllianceBernstein Portfolio. The Trustees noted that they were familiar with the Adviser's capabilities in managing growth funds focused on small, medium and large capitalization stocks. Based on such familiarity the Trustees concluded they were satisfied that the Adviser was well positioned to provide quality portfolio management services to the Portfolio.

      The dollar range of the Portfolios' securities owned by each Trustee and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                                         Aggregate Dollar Range of Equity
                             Dollar Range of Equity Securities in       Securities in the AllianceBernstein
    Name of Trustee         the Portfolios as of December 31, 2004      Fund Complex as of December 31, 2004
Marc O. Mayer                                 None                                 over $100,000
Ruth Block                                    None                                 over $100,000
David H. Dievler                              None                                 over $100,000
John H. Dobkin                                None                                 over $100,000
Michael J. Downey                             None                                      $0
William H. Foulk, Jr.                         None                                 over $100,000

      The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940 Act.

Officer Information

      Certain information concerning the Portfolios' officers is set forth below.

Name, Address* and Date of Birth            Positions Held with Trust          Principal Occupation During Past 5 Years
Marc O. Mayer                               President                          See biography above.
10/2/1957

Philip L. Kirstein                          Senior Vice President and          Senior Vice President and Independent
5/29/1945                                   Independent Compliance Officer     Compliance Officer - Mutual Funds of ACMC, with
                                                                               which he has been associated since October 2004.
                                                                               Prior thereto, he was Of Counsel to Kirkpatrick
                                                                               & Lockhart, LLP from October 2003 to October
                                                                               2004, and General Counsel and First Vice
                                                                               President of Merrill Lynch Investment Managers,
                                                                               L.P. since prior to 2000.

Bruce K. Aronow                             Vice President                     Senior Vice President of ACMC with which he has
7/2/1966                                                                       been associated since prior to 2000.

Name, Address* and Date of Birth            Positions Held with Trust          Principal Occupation During Past 5 Years
Mark Attalienti                             Vice President                     Vice President of ACMC with which he has been
1/4/1967                                                                       associated since prior to 2000.

Stephen Beinhacker                          Vice President                     Senior Vice President of ACMC, with which he
10/11/1964                                                                     has been associated since prior to 2000.

Henry S. D'Auria                            Vice President                     Senior Vice President of ACMC since October
12/23/1961                                                                     2000, Chief Investment Officer of Emerging
                                                                               Markets Value Equities since 2002 and Co-Chief
                                                                               Investment Officer of International Value
                                                                               Equities of ACMC since June 2003. Prior thereto,
                                                                               he was Director of Research of Small Cap Value
                                                                               and Emerging Markets Value Equities at SCB & Co.
                                                                               since prior to 2000.

Gershon Distenfeld                          Vice President                     Vice President of ACMC with which he has been
12/30/1975                                                                     associated since prior to 2000.

Sharon E. Fay                               Vice President                     Executive Vice President and Chief Investment
6/19/1960                                                                      Officer of UK, European Global Value Equities
                                                                               since June 2003. She continues to serves as
                                                                               Chief Investment Officer of U.K. and European
                                                                               Value Equities at ACMC since 2000, and chairs
                                                                               the Global, European and UK Value Investment
                                                                               Policy Groups since prior to 2000.

Marilyn G. Fedak                            Vice President                     Executive Vice President of ACMC since October
1/3/1947                                                                       2000.  She is Head of SCB & Co.'s Value
                                                                               Equities Business and Co-Chief Investment
                                                                               Officer of U.S. Value Equities.  Prior thereto
                                                                               she was Chief Investment Officer and Chairman
                                                                               of the U.S. Equity Investment Policy Group at
                                                                               SCB & Co. since prior to 2000.

David P. Handke, Jr.                        Vice President                     Senior Vice President of ACMC with which he has
8/12/1949                                                                      been associated since prior to 2000.

Thomas Kamp                                 Vice President                     Senior Vice President of ACMC with which he has
8/11/1961                                                                      been associated since prior to 2000.

Shawn E. Keegan                             Vice President                     Vice President of ACMC with which he has been
7/19/1971                                                                      associated since prior to 2000.

Kumar Kirpalani                             Vice President                     Vice President of ACMC with which he has been
1/29/1954                                                                      associated since prior to 2000.

Samantha Lau                                Vice President                     Vice President of ACMC with which she has been
10/15/1972                                                                     associated since prior to 2000.

James W. MacGregor                          Vice President                     Senior Vice President of ACMC since October
6/16/1967                                                                      2000. He is also currently Director of
                                                                               Research-Small and Mid Cap Value Equities. Prior
                                                                               thereto, he held a substantially similar
                                                                               position at SCB & Co. since prior to 2000.

Name, Address* and Date of Birth            Positions Held with Trust          Principal Occupation During Past 5 Years
John Mahedy                                 Vice President                     Senior Vice President of ACMC since October
7/26/1963                                                                      2000 and Co-Chief Investment Officer of U.S.
                                                                               Value Equities in 2003.  He continues to serve
                                                                               as the Director of Research--U.S. Value Equities
                                                                               since 2001.  Prior thereto, he was a senior
                                                                               research analyst at SCB & Co. since prior to
                                                                               2000.

Allison M. Martier                          Vice President                     Senior Vice President of ACMC with which she
1/29/1957                                                                      has been associated since prior to 2000.

Giulio A. Martini                           Vice President                     Senior Vice President of ACMC with which he has
7/2/1955                                                                       been associated since prior to 2000.

Christopher Marx                            Vice President                     Senior Vice President of ACMC with which he has
9/9/1967                                                                       been associated since prior to 2000.

Teresa Marziano                             Vice President                     Senior Vice President of ACMC since October
9/1/1954                                                                       2000 and Co-Chief Investment Officer of Global
                                                                               Real Estate Investments since July 2004. Prior
                                                                               thereto, she was a Senior Analyst of investment
                                                                               research at SCB & Co since prior to 2000.

Seth J. Masters                             Vice President                     Executive Vice President of ACMC and Chief
6/4/1959                                                                       Investment Officer of Style Blend and Core
                                                                               Equity Services and headed the US and Global
                                                                               Style Blend teams at ACMC since October 2000.
                                                                               Prior thereto, he was Chief Investment Officer
                                                                               for Emerging Markets Value at SCB & Co. since
                                                                               prior to 2000.

Jimmy K. Pang                               Vice President                     Senior Vice President of ACMC with which he has
8/21/1973                                                                      been associated since prior to 2000.

David Pasquale                              Vice President                     Vice President of ACMC since October 2000.
11/22/1968                                                                     Prior thereto, he was a research associate at
                                                                               SCB & Co. since prior to 2000.

Joseph G. Paul                              Vice President                     Senior Vice President of ACMC and Chief
2/8/1960                                                                       Investment Officer--Small and Mid-Capitalization
                                                                               Value Equities since 2002 and Co-Chief
                                                                               Investment Officer of Real Estate Investments
                                                                               since July 2004. He is also Chief Investment
                                                                               Officer of Advanced Value at ACMC since October
                                                                               2000 and held the same position at SCB & Co.
                                                                               since prior to 2000.

John D. Phillips                            Vice President                     Senior Vice President of ACMC with which he has
3/7/1947                                                                       been associated since prior to 2000.

Name, Address* and Date of Birth            Positions Held with Trust          Principal Occupation During Past 5 Years
Jeffrey S. Phlegar                          Vice President                     Senior Vice President of ACMC with which he has been
6/28/1966                                                                      associated since prior to 2000.

James G. Reilly                             Vice President                     Executive Vice President of ACMC with which he
7/2/1961                                                                       has been associated since prior to 2000.

Paul C. Rissman                             Vice President                     Executive Vice President of ACMC with which he
11/10/1956                                                                     has been associated since prior to 2000.

Sheryl Rothman                              Vice President                     Senior Vice President of ACMC with which she
11/10/1960                                                                     has been associated since prior to 2000.

Karen A. Sesin                              Vice President                     Senior Vice President of ACMC with which she
2/4/1959                                                                       has been associated since 2000.

Robert W. Sheetz                            Vice President                     Senior Vice President of ACMC with which he has
11/22/1965                                                                     been associated since prior to 2000.

Kevin Simms                                 Vice President                     Senior Vice President and Co-Chief Investment
3/23/1966                                                                      Officer of International Value Equities at ACMC
                                                                               since 2003. He is also Director of Research for
                                                                               International Value and Global Value Equities
                                                                               at ACMC since October 2000. Prior thereto, he
                                                                               was Director of Research for Emerging Markets
                                                                               Value Equities at SCB & Co. since prior to 2000.

Michael A. Snyder                           Vice President                     Senior Vice President of ACMC since May 2001.
4/18/1962                                                                      Prior thereto, he was a Managing Director in
                                                                               the high yield asset group at Donaldson, Lufkin
                                                                               & Jenrette Corporation since prior to 2000.

Christopher M. Toub                         Vice President                     Executive Vice President of ACMC with which he
6/15/1959                                                                      has been associated since prior to 2000.

Scott Wallace                               Vice President                     Senior Vice President of ACMC with which he has
10/11/1964                                                                     been associated since prior to 2000.

Andrew J. Weiner                            Vice President                     Senior Vice President of ACMC since October
7/8/1968                                                                       2000. Prior thereto, he was a research
                                                                               associate at SCB & Co. since prior to 2000.

Greg J. Wilensky                            Vice President                     Vice President of ACMC and Director of Stable
4/27/1967                                                                      Value Investments, with which he has been
                                                                               associated since prior to 2000.

Kewjin Yuoh                                 Vice President                     Vice President of ACMC since March 2003. Prior
3/11/1971                                                                      thereto, he was a Vice President of Credit
                                                                               Suisse Asset Management from 2000 to 2002 and a
                                                                               Vice President of Brundage, Story & Rose since
                                                                               prior to 2000.

Name, Address* and Date of Birth            Positions Held with Trust          Principal Occupation During Past 5 Years
Mark R. Manley                              Secretary                          Senior Vice President, Deputy General Counsel
10/23/1962                                                                     and Chief Compliance Officer of ACMC, with
                                                                               which he has been associated since prior to
                                                                               2000.

Andrew L. Gangolf                           Assistant Secretary                Senior Vice President and Assistant General
8/15/1954                                                                      Counsel of AllianceBernstein Investment
                                                                               Research and Management, Inc. ("ABIRM")**, with
                                                                               which he has been associated since prior to
                                                                               2000.

Mark D. Gersten                             Treasurer and Chief Financial      Senior Vice President of Alliance Global
10/4/1950                                   Officer                            Investor Services, Inc. ("AGIS")** and Vice

                                                                               President of ABIRM, with which he has been
                                                                               associated since prior to 2000.

Thomas R. Manley                            Controller                         Vice President of ACMC with which he has been
8/3/1951                                                                       associated since prior to 2000.

* The address for each of the Trust's officers is 1345 Avenue of the Americas, New York, NY 10105.
**    ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Trust.

      The Trust does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Trust. Because the Portfolios commenced operations on May 20, 2005, the Trust has not paid Trustee compensation for a full fiscal year. Set forth below are the amounts for the current fiscal year based on estimates of future payments under existing understandings.

      The aggregate compensation paid to each of the Trustees during the twelve months ended December 31, 2004 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") and the total number of registered investment companies (and separate portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. None of the Portfolios nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                             Total Number of
                                                                                Investment              Total Number of
                                                                             Companies in the        Investment Portfolios
                                                                            AllianceBernstein        within the Alliance-
                                                   Total Compensation          Fund Complex,            Bernstein Fund
                                                    from the Alliance-        Including the           Complex, Including
                                Estimated            Bernstein Fund         Portfolios, as to       the Portfolios, as to
                              Compensation         Complex, Including     Which the Trustee is      Which the Trustee is a
  Name of Trustee          From the Portfolios          the Trust         a Director or Trustee     Director or Trustee
Marc O. Mayer                    $4,750                      $0                   37                         75
Ruth Block                       $4,750                $223,200                   40                         102
David H. Dievler                 $4,750                $268,250                   44                         106
John H. Dobkin                   $4,750                $252,900                   42                         104
Michael J. Downey                $4,750                      $0                   37                         74
William H. Foulk, Jr.            $4,750                $290,250                   48                         121

      As of March 31, 2004, the Trustees and officers of the Portfolios as a group owned less than 1% of the shares of each Portfolio.

Additional Information About the Portfolios' Portfolio Managers

      Additional information regarding the investment professional(s)(1) primarily responsible for the day-to-day management of each Portfolio may be found below. For additional information about the portfolio management of each Portfolio, see "Management of the Portfolios - Portfolio Managers" in the Portfolios' prospectus. As of the date of this SAI, none of the investment professionals identified below owned any equity securities of the Portfolios directly or indirectly.

AllianceBernstein Global Real Estate Investment Portfolio

      The management of and investment decisions for the Portfolio are made by the REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the senior most members of the Investment Policy Group.

      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the Investment Policy Group also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2004.

                                                   REGISTERED INVESTMENT COMPANIES
                                                      (excluding the Portfolio)

                             Total Number of                                                                    Total Assets of
                               Registered             Total Assets of           Number of Registered         Registered Investment
                          Investment Companies     Registered Investment    Investment Companies Managed     Companies Managed with
   Portfolio Manager             Managed             Companies Managed       with Performance-based Fees     Performance-based Fees
Mr. Joseph G. Paul                 15                 $3,361,532,139                    None                          None

Ms. Teresa Marziano                 7                 $1,410,060,500                    None                          None

--------------------
(1) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual Portfolio portfolios. The number of investment professionals assigned to a particular Portfolio will vary from Portfolio to Portfolio.

                                                     POOLED INVESTMENT VEHICLES

                                                                                                             Total Assets of Pooled
                            Total Number of                                  Number of Pooled Investment      Investment Vehicles
                           Pooled Investment     Total Assets of Pooled         Vehicles Managed with             Managed with
   Portfolio Manager       Vehicles Managed    Investment Vehicles Managed     Performance-based Fees        Performance-based Fees
Mr. Joseph G. Paul                 4                  $970,712,017                        1                       $778,289,886

Ms. Teresa Marziano                1                   $33,075,977                      None                          None

                                                           OTHER ACCOUNTS

                            Total Number of                                  Number of Other Accounts        Total Assets of Other
                            Other Accounts       Total Assets of Other    Managed with Performance-based         Accounts with
   Portfolio Manager            Managed            Accounts Managed                    Fees                  Performance-based Fees
Mr. Joseph G. Paul                62                $1,947,868,708                     None                           None

Ms. Teresa Marziano                4                  $37,853,909                      None                           None

AllianceBernstein U.S. Value Portfolio

      The management of and investment decisions for the Portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John Mahedy, Mr. Christopher Marx and Mr. John D. Phillips are the senior most members of the Investment Policy Group.

      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the Investment Policy Group also have day-to-day management responsibilities.(2) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2004.

----------------
(2) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of three model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.

                                                   REGISTERED INVESTMENT COMPANIES
                                                      (excluding the Portfolio)

                             Total Number of                                                                    Total Assets of
                               Registered             Total Assets of           Number of Registered         Registered Investment
                          Investment Companies     Registered Investment    Investment Companies Managed     Companies Managed with
   Portfolio Manager             Managed             Companies Managed       with Performance-based Fees     Performance-based Fees
Ms. Marilyn G. Fedak               41                 $19,165,567,744                     1                      $5,812,885,575

Mr. John Mahedy                    41                 $19,165,567,744                     1                      $5,812,885,575

Mr. Christopher Marx               41                 $19,165,567,744                     1                      $5,812,885,575

Mr. John D. Phillips               41                 $19,165,567,744                     1                      $5,812,885,575

                                                     POOLED INVESTMENT VEHICLES

                                                                                                             Total Assets of Pooled
                            Total Number of                                  Number of Pooled Investment      Investment Vehicles
                           Pooled Investment     Total Assets of Pooled         Vehicles Managed with             Managed with
Portfolio Manager          Vehicles Managed    Investment Vehicles Managed     Performance-based Fees        Performance-based Fees

Ms. Marilyn G. Fedak               4                  $652,280,174                      None                          None

Mr. John Mahedy                    4                  $652,280,174                      None                          None

Mr. Christopher Marx               4                  $652,280,174                      None                          None

Mr. John D. Phillips               4                  $652,280,174                      None                          None

                                                           OTHER ACCOUNTS

                            Total Number of                                  Number of Other Accounts        Total Assets of Other
                            Other Accounts       Total Assets of Other    Managed with Performance-based         Accounts with
   Portfolio Manager            Managed            Accounts Managed                    Fees                  Performance-based Fees
Ms. Marilyn G. Fedak            27,845              $53,403,010,880                     14                       $3,152,941,506

Mr. John Mahedy                 27,845              $53,403,010,880                     14                       $3,152,941,506

Mr. Christopher Marx            27,845              $53,403,010,880                     14                       $3,152,941,506

Mr. John D. Phillips            27,845              $53,403,010,880                     14                       $3,152,941,506

AllianceBernstein Small-Mid Cap Value Portfolio

      The management of and investment decisions for the Portfolio are made by Small-Mid Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor, Mr. David Pasquale and Mr. Andrew J. Weiner are the senior most members of the Investment Policy Group.

      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the Investment Policy Group also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2004.

                                                   REGISTERED INVESTMENT COMPANIES
                                                      (excluding the Portfolio)

                             Total Number of                                                                    Total Assets of
                               Registered             Total Assets of           Number of Registered         Registered Investment
                          Investment Companies     Registered Investment    Investment Companies Managed     Companies Managed with
   Portfolio Manager             Managed             Companies Managed       with Performance-based Fees     Performance-based Fees
Mr. Joseph G. Paul                 15                 $3,361,532,139                    None                          None

Mr. James W. MacGregor              8                 $1,951,471,639                    None                          None

Mr. David Pasquale                  8                 $1,951,471,639                    None                          None

Mr. Andrew J. Weiner                8                 $1,951,471,639                    None                          None

                                                     POOLED INVESTMENT VEHICLES

                                                                                                             Total Assets of Pooled
                            Total Number of                                  Number of Pooled Investment      Investment Vehicles
                           Pooled Investment     Total Assets of Pooled         Vehicles Managed with             Managed with
   Portfolio Manager       Vehicles Managed    Investment Vehicles Managed     Performance-based Fees        Performance-based Fees
Mr. Joseph G. Paul                 4                  $970,712,017                        1                       $778,289,886

Mr. James W. MacGregor             2                    $356,000                        None                          None

Mr. David Pasquale                 2                    $356,000                        None                          None

Mr. Andrew J. Weiner               2                    $356,000                        None                          None

                                                           OTHER ACCOUNTS

                            Total Number of                                  Number of Other Accounts        Total Assets of Other
                            Other Accounts       Total Assets of Other    Managed with Performance-based         Accounts with
   Portfolio Manager            Managed            Accounts Managed                    Fees                  Performance-based Fees
Mr. Joseph G. Paul                62                $1,947,868,708                     None                           None

Mr. James W. MacGregor            58                $1,910,014,799                     None                           None

Mr. David Pasquale                58                $1,910,014,799                     None                           None

Mr. Andrew J. Weiner              58                $1,910,014,799                     None                           None

AllianceBernstein International Value Portfolio

      The management of and investment decisions for the Portfolio are made by International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria and Mr. Giulio A Martini are the senior most members of the Investment Policy Group.

      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the Investment Policy Group also have day-to-day management responsibilities.(3) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2004.

                                                   REGISTERED INVESTMENT COMPANIES
                                                      (excluding the Portfolio)

                             Total Number of                                                                    Total Assets of
                               Registered             Total Assets of           Number of Registered         Registered Investment
                          Investment Companies     Registered Investment    Investment Companies Managed     Companies Managed with
   Portfolio Manager             Managed             Companies Managed       with Performance-based Fees     Performance-based Fees
Ms. Sharon E. Fay                  46                 $12,783,358,228                     1                       $779,002,324

Mr. Kevin F. Simms                 39                 $11,688,876,771                     1                       $779,002,324

Mr. Henry S. D'Auria               44                 $13,804,918,867                     1                       $779,002,324

Mr. Giulio A Martini               39                 $11,688,876,771                     1                       $779,002,324

----------------
(3) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of eleven model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.

                                                     POOLED INVESTMENT VEHICLES

                                                                                                             Total Assets of Pooled
                            Total Number of                                  Number of Pooled Investment      Investment Vehicles
                           Pooled Investment     Total Assets of Pooled         Vehicles Managed with             Managed with
   Portfolio Manager       Vehicles Managed    Investment Vehicles Managed     Performance-based Fees        Performance-based Fees
Ms. Sharon E. Fay                 90                 $4,897,544,347                     None                          None

Mr. Kevin F. Simms                90                 $5,163,453,357                       2                       $628,732,556

Mr. Henry S. D'Auria              92                 $5,775,559,499                     None                      $73,068,989

Mr. Giulio A Martini              88                 $4,447,719,435                     None                          None

                                                           OTHER ACCOUNTS

                            Total Number of                                  Number of Other Accounts        Total Assets of Other
                            Other Accounts       Total Assets of Other    Managed with Performance-based         Accounts with
   Portfolio Manager            Managed            Accounts Managed                    Fees                  Performance-based Fees
Ms. Sharon E. Fay                 345               $52,386,367,776                     46                       $8,267,524,125

Mr. Kevin F. Simms                315               $44,564,212,914                     29                       $3,145,109,215

Mr. Henry S. D'Auria              329               $48,053,910,728                     35                       $4,879,771,498

Mr. Giulio A Martini              315               $44,564,212,924                     29                       $3,145,109,215

AllianceBernstein U.S. Large Cap Growth Portfolio

      The management of and investment decisions for the Portfolio are made by the U.S. Large Cap Growth Team. Mr. Thomas Kamp, Mr. James C. Reilly, Mr. David (Dutch) Handke,

Mr. Scott Wallace and Ms. Karen Sesin are the senior most members of the team.

      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2004.

                                                   REGISTERED INVESTMENT COMPANIES
                                                      (excluding the Portfolio)

                             Total Number of                                                                    Total Assets of
                               Registered             Total Assets of           Number of Registered         Registered Investment
                          Investment Companies     Registered Investment    Investment Companies Managed     Companies Managed with
   Portfolio Manager             Managed             Companies Managed       with Performance-based Fees     Performance-based Fees
Mr. Thomas Kamp                     6                 $7,645,217,269                    None                          None

Mr. James C. Reilly               None                     None                         None                          None

Mr. David Handke                  None                     None                         None                          None

Mr. Scott Wallace                   1                 $1,084,779,459                    None                          None

Ms. Karen Sesin                     6                  $328,268,250                     None                          None

                                                     POOLED INVESTMENT VEHICLES

                                                                                                             Total Assets of Pooled
                            Total Number of                                  Number of Pooled Investment      Investment Vehicles
                           Pooled Investment     Total Assets of Pooled         Vehicles Managed with             Managed with
   Portfolio Manager       Vehicles Managed    Investment Vehicles Managed     Performance-based Fees        Performance-based Fees
Mr. Thomas Kamp                    2                  $342,421,834                      None                          None

Mr. James C. Reilly              None                     None                          None                          None

Mr. David Handke                 None                     None                          None                          None

Mr. Scott Wallace                  2                  $176,150,609                        1                       $18,496,417

Ms. Karen Sesin                    1                   $73,075,485                      None                          None

                                                           OTHER ACCOUNTS

                            Total Number of                                  Number of Other Accounts        Total Assets of Other
                            Other Accounts       Total Assets of Other    Managed with Performance-based         Accounts with
   Portfolio Manager            Managed            Accounts Managed                    Fees                  Performance-based Fees
Mr. Thomas Kamp                   13                $1,819,511,974                       1                        $286,358,507

Mr. James C. Reilly               24                $4,584,567,785                     None                           None

Mr. David Handke                  109               $4,061,401,838                     None                           None

Mr. Scott Wallace                 12                $1,327,618,505                       3                        $342,949,436

Ms. Karen Sesin                   42                $1,569,382,978                       3                        $146,074,372

AllianceBernstein Small-Mid Cap Growth Portfolio

      The management of and investment decisions for the Portfolio are made by the Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. Mark Attalienti, Mr. Kumar Kirpalani and Ms. Samantha Lau are the senior most members of the team.

      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2004.

                                                   REGISTERED INVESTMENT COMPANIES
                                                      (excluding the Portfolio)

                             Total Number of                                                                    Total Assets of
                               Registered             Total Assets of           Number of Registered         Registered Investment
                          Investment Companies     Registered Investment    Investment Companies Managed     Companies Managed with
   Portfolio Manager             Managed             Companies Managed       with Performance-based Fees     Performance-based Fees
Mr. Bruce K. Aronow                 8                 $2,367,324,217                    None                          None

Mr. Mark Attalienti                 8                 $2,367,324,217                    None                          None

Mr. Kumar Kirpalani                 8                 $2,367,324,217                    None                          None

Ms. Samantha Lau                    8                 $2,367,324,217                    None                          None

                                                     POOLED INVESTMENT VEHICLES

                                                                                                             Total Assets of Pooled
                            Total Number of                                  Number of Pooled Investment      Investment Vehicles
                           Pooled Investment     Total Assets of Pooled         Vehicles Managed with             Managed with
   Portfolio Manager       Vehicles Managed    Investment Vehicles Managed     Performance-based Fees        Performance-based Fees
Mr. Bruce K. Aronow                2                   $78,474,227                      None                          None

Mr. Mark Attalienti                2                   $78,474,227                      None                          None

Mr. Kumar Kirpalani                2                   $78,474,227                      None                          None

Ms. Samantha Lau                   2                   $78,474,227                      None                          None

                                                           OTHER ACCOUNTS

                            Total Number of                                  Number of Other Accounts        Total Assets of Other
                            Other Accounts       Total Assets of Other    Managed with Performance-based         Accounts with
   Portfolio Manager            Managed            Accounts Managed                    Fees                  Performance-based Fees
Mr. Bruce K. Aronow               25                $1,615,933,553                       1                        $200,635,685

Mr. Mark Attalienti               25                $1,615,933,553                       1                        $200,635,685

Mr. Kumar Kirpalani               25                $1,615,933,553                       1                        $200,635,685

Ms. Samantha Lau                  25                $1,615,933,553                       1                        $200,635,685

AllianceBernstein International Growth Portfolio

      The management of and investment decisions for the Portfolio are made by the International Growth Team. Mr. Christopher Toub, Mr. Paul Rissman, Mr. Stephen Beinhacker, Mr. James Pang and Mr. Robert Scheetz are the senior most members of the team.

      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2004.

                                                   REGISTERED INVESTMENT COMPANIES
                                                      (excluding the Portfolio)

                             Total Number of                                                                    Total Assets of
                               Registered             Total Assets of           Number of Registered         Registered Investment
                          Investment Companies     Registered Investment    Investment Companies Managed     Companies Managed with
   Portfolio Manager             Managed             Companies Managed       with Performance-based Fees     Performance-based Fees
Mr. Christopher Toub              None                     None                         None                          None

Mr. Paul Rissman                  None                     None                         None                          None

Mr. Stephen Beinhacker              3                  $515,525,230                     None                          None

Mr. James Pang                      11                $1,429,147,021                    None                          None

Mr. Robert Scheetz                None                     None                         None                          None

                                                     POOLED INVESTMENT VEHICLES

                                                                                                             Total Assets of Pooled
                            Total Number of                                  Number of Pooled Investment      Investment Vehicles
                           Pooled Investment     Total Assets of Pooled         Vehicles Managed with             Managed with
   Portfolio Manager       Vehicles Managed    Investment Vehicles Managed     Performance-based Fees        Performance-based Fees
Mr. Christopher Toub             None                     None                          None                          None

Mr. Paul Rissman                 None                     None                          None                          None

Mr. Stephen Beinhacker             4                  $224,184,037                      None                          None

Mr. James Pang                     2                   $48,733,890                      None                          None

Mr. Robert Scheetz               None                     None                          None                          None

                                                           OTHER ACCOUNTS

                            Total Number of                                  Number of Other Accounts        Total Assets of Other
                            Other Accounts       Total Assets of Other    Managed with Performance-based         Accounts with
   Portfolio Manager            Managed            Accounts Managed                    Fees                  Performance-based Fees
Mr. Christopher Toub             None                    None                          None                           None

Mr. Paul Rissman                   3                $1,341,721,528                       1                       $1,272,392,591

Mr. Stephen Beinhacker            26                $6,153,816,279                       1                       $1,034,129,179

Mr. James Pang                    14                 $992,552,726                      None                           None

Mr. Robert Scheetz               None                    None                          None                           None

AllianceBernstein Short Duration Bond Portfolio

      The management of and investment decisions for the Portfolio are made by the U.S. Investment Grade: Structured Asset Investment Team. Mr. Greg Wilensky and Mr. Kewjin Yuoh are the senior most members of the team.

      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2004.

                                                   REGISTERED INVESTMENT COMPANIES
                                                      (excluding the Portfolio)

                             Total Number of                                                                    Total Assets of
                               Registered             Total Assets of           Number of Registered         Registered Investment
                          Investment Companies     Registered Investment    Investment Companies Managed     Companies Managed with
   Portfolio Manager             Managed             Companies Managed       with Performance-based Fees     Performance-based Fees
Mr. Greg Wilensky                   1                   $23,287,517                     None                          None

Mr. Kewjin Yuoh                     4                 $3,379,756,042                    None                          None

                                                     POOLED INVESTMENT VEHICLES

                                                                                                             Total Assets of Pooled
                            Total Number of                                  Number of Pooled Investment      Investment Vehicles
                           Pooled Investment     Total Assets of Pooled         Vehicles Managed with             Managed with
   Portfolio Manager       Vehicles Managed    Investment Vehicles Managed     Performance-based Fees        Performance-based Fees
Mr. Greg Wilensky                None                     None                          None                          None

Mr. Kewjin Yuoh                    2                  $407,185,455                      None                          None

                                                           OTHER ACCOUNTS

                            Total Number of                                  Number of Other Accounts        Total Assets of Other
                            Other Accounts       Total Assets of Other    Managed with Performance-based         Accounts with
   Portfolio Manager            Managed            Accounts Managed                    Fees                  Performance-based Fees
Mr. Greg Wilensky                 31                $1,951,172,178                       3                        $533,989,301

Mr. Kewjin Yuoh                   10                 $785,297,552                      None                           None

AllianceBernstein Intermediate Duration Bond Portfolio

      The management of and investment decisions for the Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Mr. Greg Wilensky, Ms. Alison Martier, Mr. Shawn Keegan and Mr. Jeffrey Phlegar are the senior most members of the team.

      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2004.

                                                   REGISTERED INVESTMENT COMPANIES
                                                      (excluding the Portfolio)

                             Total Number of                                                                    Total Assets of
                               Registered             Total Assets of           Number of Registered         Registered Investment
                          Investment Companies     Registered Investment    Investment Companies Managed     Companies Managed with
   Portfolio Manager             Managed             Companies Managed       with Performance-based Fees     Performance-based Fees
Mr. Greg Wilensky                   1                    $23,287,517                    None                           None

Ms. Alison Martier                None                       None                       None                           None

Mr. Shawn Keegan                  None                       None                       None                           None

Mr. Jeffrey Phlegar               None                       None                       None                           None

                                                     POOLED INVESTMENT VEHICLES

                                                                                                             Total Assets of Pooled
                            Total Number of                                  Number of Pooled Investment      Investment Vehicles
                           Pooled Investment     Total Assets of Pooled         Vehicles Managed with             Managed with
   Portfolio Manager       Vehicles Managed    Investment Vehicles Managed     Performance-based Fees        Performance-based Fees
Mr. Greg Wilensky                 None                    None                          None                          None

Ms. Alison Martier                 4                  $175,624,523                      None                          None

Mr. Shawn Keegan                  None                       None                       None                           None

Mr. Jeffrey Phlegar               None                       None                       None                           None

                                                           OTHER ACCOUNTS

                            Total Number of                                  Number of Other Accounts        Total Assets of Other
                            Other Accounts       Total Assets of Other    Managed with Performance-based         Accounts with
   Portfolio Manager            Managed            Accounts Managed                    Fees                  Performance-based Fees
Mr. Greg Wilensky                 31                $1,951,172,178                       3                        $533,989,301

Ms. Alison Martier                66                $4,526,676,179                     None                           None

Mr. Shawn Keegan                  62                $1,210,889,875                       3                        $ 74,432,015

Mr. Jeffrey Phlegar              None                    None                          None                           None

AllianceBernstein High-Yield Portfolio

      The management of and investment decisions for the Portfolio are made by the U.S. High Yield Investment Team. Mr. Gershon Distenfeld, Mr. Michael Snyder and Ms. Sheryl Rothman are the senior most members of the team.

      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the senior most members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2004.

                                                   REGISTERED INVESTMENT COMPANIES
                                                      (excluding the Portfolio)

                             Total Number of                                                                    Total Assets of
                               Registered             Total Assets of           Number of Registered         Registered Investment
                          Investment Companies     Registered Investment    Investment Companies Managed     Companies Managed with
   Portfolio Manager             Managed             Companies Managed       with Performance-based Fees     Performance-based Fees
Mr. Gershon Distenfeld              1                   $33,215,315                     None                          None

Ms. Sheryl Rothman                  2                 $1,071,142,885                    None                          None

Mr. Michael Snyder                  4                  $762,740,280                     None                          None

                                                     POOLED INVESTMENT VEHICLES

                                                                                                             Total Assets of Pooled
                            Total Number of                                  Number of Pooled Investment      Investment Vehicles
                           Pooled Investment     Total Assets of Pooled         Vehicles Managed with             Managed with
   Portfolio Manager       Vehicles Managed    Investment Vehicles Managed     Performance-based Fees        Performance-based Fees
Mr. Gershon Distenfeld             2                 $1,272,046,101                     None                          None

Ms. Sheryl Rothman                 1                  $219,276,227                      None                          None

Mr. Michael Snyder               None                     None                          None                          None

                                                           OTHER ACCOUNTS

                            Total Number of                                  Number of Other Accounts        Total Assets of Other
                            Other Accounts       Total Assets of Other    Managed with Performance-based         Accounts with
   Portfolio Manager            Managed            Accounts Managed                    Fees                  Performance-based Fees
Mr. Gershon Distenfeld             2                  $11,021,814                      None                           None

Ms. Sheryl Rothman                 5                  $501,723,688                     None                           None

Mr. Michael Snyder               None                     None                         None                           None

AllianceBernstein Inflation Protected Securities Portfolio

      Mr. Greg Wilensky, Director of Stable Value Investments, is the investment professional primarily responsible for the day-to-day management of the AllianceBernstein Inflation Protected Securities Portfolio.

      The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Wilensky also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2004.

                                                   REGISTERED INVESTMENT COMPANIES
                                                      (excluding the Portfolio)

                                                                         Number of Registered           Total Assets of Registered
    Total Number of Registered        Total Assets of Registered     Investment Companies Managed      Investment Companies Managed
   Investment Companies Managed      Investment Companies Managed     with Performance-based Fees      with Performance-based Fees
                1                            $23,287,517                         None                              None

                                                     POOLED INVESTMENT VEHICLES

                                                                      Number of Pooled Investment         Total Assets of Pooled
Total Number of Pooled Investment       Total Assets of Pooled           Vehicles Managed with         Investment Vehicles Managed
         Vehicles Managed            Investment Vehicles Managed        Performance-based Fees         with Performance-based Fees
               None                              None                            None                              None

                                                           OTHER ACCOUNTS

                                                                       Number of Other Accounts
  Total Number of Other Accounts        Total Assets of Other       Managed with Performance-based    Total Assets of Other Accounts
             Managed                       Accounts Managed                      Fees                  with Performance-based Fees
                31                          $1,951,172,178                         3                           $533,989,301

Potential Conflicts of Interest

      As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, and managing multiple accounts for multiple clients, including funds (hereinafter "clients"), and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to maintain our fiduciary duty.

      Employee Personal Trading and the Code of Business Conduct and Ethics

      Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent such conflicts of interest.

      Managing Multiple Accounts for Multiple Clients

      The investment professional or investment professional teams for each fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

      Allocating Investment Opportunities

      In addition, the investment professionals routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions is disseminated fairly within its portfolio management teams and investment opportunities are allocated equitably among different clients.

Portfolio Manager Compensation

      Alliance's compensation program for investment professionals(4) is designed to be competitive and appropriate to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

      Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards") and (iv) discretionary long-term

--------------------
(4) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

incentive compensation in the form of restricted unit grants (granted prior to 2002 and (v) contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance's clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.

      An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

      Among the factors considered are: relative investment performance of portfolios (benchmarks or time periods used in measuring performance, if any, vary); complexity of investment strategies; participation in the investment team/discipline's dialogue. An investment professional's contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance's leadership criteria are relevant to compensation decisions.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

      Under the general supervision of the Trustees, the Adviser makes each Portfolio's investment decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as "best execution"). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Portfolios nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Portfolios. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

      The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolios effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the fee charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such fee is reasonable in relation to the value of brokerage and research services provided by the executing broker.

      The Portfolios may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Portfolios will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

      The extent to which commissions that will be charged by broker-dealers selected by the Portfolios may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Portfolios place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Portfolios; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Portfolios. In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to effect portfolio transactions.

      The Portfolios may from time to time place orders for the purchase or sale of securities (including listed call options) with brokers affiliated with the Adviser. In such instances, the placement of orders with such broker would be consistent with the Portfolios' objective of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Adviser. With respect to orders placed affiliated brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

      Because the Portfolios are new, there were no brokerage transactions between the Portfolios and its affiliated brokers in the most recent fiscal year.

--------------------------------------------------------------------------------

                           EXPENSES OF THE PORTFOLIOS

--------------------------------------------------------------------------------

Distribution Arrangements

      The Trust has entered into a distribution agreement (the "Distribution Agreement") on behalf of each Portfolio with ABIRM, the Portfolios' principal underwriter (the "Underwriter"), to permit the Underwriter to distribute the Portfolios' shares, which are sold at the net asset value without any sales charge. The Distribution Agreement does not obligate the Distributor to sell a specific number of shares.

      Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios' shares, which are borne by the Underwriter.

      The Distribution Agreement will continue in effect with respect to each Portfolio for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

      All material amendments to the Distribution Agreement will become effective only upon approval as provided in the preceding paragraph. The Distribution Agreement may be terminated (a) by the Portfolios without penalty at any time by a majority vote of the holders of the Portfolio's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Trustees or (b) by the Underwriter. To terminate the Distribution Agreement, any party must give the other parties 60 days' written notice. The Distribution Agreement will terminate automatically in the event of its assignment.

Transfer Agency Arrangements

      Alliance Global Investor Services, Inc. ("AGIS"), an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Portfolios' registrar, transfer agent and dividend-disbursing agent. AGIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Codes of Ethics and Proxy Voting Policies and Procedures

      The Portfolios, the Adviser and the Principal Underwriter have each adopted codes ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolios. The Portfolios have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

      The following information supplements that set forth in the Prospectus under the heading "Purchase and Sale of Shares - How To Buy Shares."

General

      Shares of the Portfolios are sold directly through the Principal Underwriter exclusively to regulated investment companies advised by and certain other institutional clients of Alliance. The shares are offered on a continuous basis at a price equal to their net asset value.

      In return for Portfolio shares, the Portfolios intend to accept securities held as portfolio assets by the AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Preservation Strategy, AllianceBernstein Blended Style Series, Inc. U.S. Large Cap Portfolio and certain institutional clients of and regulated investment companies advised by Alliance that seek a blend of asset classes pursuant to an agreement and plan of reorganization and incorporation of assets pursuant to section 351 of the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolios intend that the contributions by the Transferors in exchange for Portfolio shares be governed by section 351 of the Code and, as such, be tax-free.

      RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Portfolio suspends the sale of its shares, shareholders will not be able to acquire its shares.

      The public offering price of shares of the Portfolios is their net asset value. On each Portfolio business day on which a purchase or redemption order is received by a Portfolio and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any day on which the Exchange is open for trading. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the

Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day.

Arrangements Permitting Frequent Purchases And Redemptions Of Portfolio Shares

      The AllianceBernstein Pooling Portfolios have no arrangements with anyone to permit frequent purchases and redemptions of Portfolio shares. As described in the Portfolios' prospectus, the Portfolios accept only institutional clients of the Adviser as shareholders.

--------------------------------------------------------------------------------

                              REDEMPTION OF SHARES

--------------------------------------------------------------------------------

      The following information supplements that set forth in the Portfolios' Prospectus under the heading "Purchase and Sale of Shares - How to Sell Shares."

      Subject only to the limitations described below, the Portfolios will redeem shares tendered to them, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered in proper form. There is no redemption charge.

      The right of redemption may not be suspended and the date of payment upon redemption may not be postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Portfolio.

      Except as provided below, redemption proceeds will be sent by wire only. Payment of the redemption price will ordinarily be wired within one business day of the redemption request, but may take up to three business days. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

      If the Board of Trustees determines that it would be detrimental to the best interests of the shareholders of a Portfolio to make a redemption payment wholly in cash, the Trust may pay any portion of a redemption by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions or pay spreads when subsequently disposing of those securities.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

      The Alliance Capital Pricing & Valuation Group (the "Pricing Group") is responsible for implementing Alliance's Statement of Pricing Policy (the "Policy Statement"), as approved by the Board of Trustees.

      The per share net asset value is computed in accordance with the Trust's Declaration of Trust and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Trustees deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share net asset value is calculated by dividing the value of that Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

      In accordance with applicable rules under the 1940 Act and the Portfolios' pricing policies and procedures adopted by the Board of Trustees (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Trustees has delegated to the Adviser certain of the Board's duties with respect to the Pricing Policies. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or pursuant to procedures established by, the Board of Trustees. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in like manner, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price. Portfolio securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

      Readily marketable securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ), are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources.

      Listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

      Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

      U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Trustees determines that this method does not represent fair value).

      Debt securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. For securities where the Pricing Group has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

      All other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by a Portfolio or the Board of Trustees.

      With respect to securities for which market quotations are not readily available, the market value of a security will be determined in accordance with the Policy Statement.

      Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Portfolio business day. In addition, trading in foreign markets may not take place on all Portfolio business days. Furthermore, trading may take place in various foreign markets on days that are not Portfolio business days. Each Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in a Portfolio's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees.

      The Board of Trustees may suspend the determination of a Portfolio's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

      For purposes of determining each Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

      SCOPE OF DISCUSSION. The following discussion addresses certain U.S. federal income tax issues concerning the Portfolios and the purchase, ownership, and disposition of Portfolio shares. This discussion does not purport to be complete or to address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Portfolio shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

United States Federal Income Taxation of Dividends and Distributions

      TAXATION OF EACH PORTFOLIO. Each Portfolio is treated as a separate taxable entity for U.S. federal income tax purposes. Each Portfolio intends to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year.

      If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, it will not be subject to federal income tax on the part of its income distributed in a timely manner to shareholders in the form of dividends (including capital gain dividends). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Portfolio must, among other things:

      (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

      (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

      (c) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Portfolio's investments in loan participations, the Portfolio shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

      In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recently enacted tax legislation (the "2004 Act") provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

      If it were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, each Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to U.S. shareholders as ordinary income. (Some portions of such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of U.S. shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate U.S. shareholders.) In addition, each

Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

      In addition, if a Portfolio fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 (or later if the Portfolio is permitted so to elect and so elects), plus any retained amount from the prior year, the Portfolio will be subject to a 4% excise tax on the underdistributed amounts. For these purposes, a strategy will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders by a Portfolio in January of a year generally is deemed to have been paid by the Portfolio on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Portfolios intend generally to make distributions sufficient to avoid imposition of the 4% excise tax.

      PORTFOLIO DISTRIBUTIONS. Generally, a regulated investment company qualifying under Subchapter M of the Code that invests in a Portfolio (a "RIC Shareholder") will be treated in the same manner as Portfolio shareholders who are natural persons would be, and, as such, the RIC Shareholder will have ordinary income from the receipt of dividends from the underlying Portfolios' investment income and short-term gains and capital gain income from the receipt of capital gain dividends from underlying Portfolios. As for most other types of shareholders of an underlying Portfolio, a RIC Shareholder will not be able to use losses realized within one underlying Portfolio against gains or income realized within another underlying Portfolio. This could cause the RIC Shareholder to receive, and in turn be required to make, higher current distributions, and such distributions may consist to a greater degree of ordinary income than they would have had if the RIC Shareholder had held directly the assets of the underlying Portfolios. The RIC Shareholder will, however, be able to net gains or losses from the redemptions of shares in multiple underlying funds against each other.

      Taxes on distributions of capital gains are determined by how long the Portfolio owned the investments that generated them, rather than how long a RIC Shareholder has owned his or her shares in the Portfolio. Distributions of net capital gains from the sale of investments that the Portfolio owned for more than one year and that are properly designated by the Portfolio as capital gain dividends ("Capital Gain Dividends") will be taxable to RIC Shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Portfolio owned for one year or less will be taxable to RIC Shareholders as ordinary income.

      QUALIFIED DIVIDEND INCOME. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. If a RIC Shareholder receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying Portfolio designates such dividends as "qualified dividend income" then the RIC Shareholder will receive "qualified dividend income" and is permitted in turn to designate a portion of its distributions as "qualified dividend income" as well, provided the RIC Shareholder meets holding period and other requirements with respect to shares of the underlying Portfolio. A dividend will not be treated as qualified dividend income (at any level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

      If the qualified dividends received by a RIC Shareholder during any taxable year are 95% or more of its gross income, then 100% of the RIC Shareholder's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

      Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-- for taxable years beginning on or before December 31, 2008.

      Although each Portfolio may distribute amounts designated as qualified dividend income if certain conditions (described below) are satisfied, those Portfolios emphasizing equity investments - for example, the U.S. Large Cap Growth Portfolio and the Small-Mid Cap Value Portfolio - are generally likely to be able to distribute larger proportionate amounts designated as qualified dividend income. However, the equity component of each Portfolio's portfolio is normally diversified among a broad range of stocks paying dividends at different rates or perhaps even not at all. As a result, it is not possible to predict what portions of distributions made by any of the Portfolios are likely to be designated as qualified dividend income.

      Any dividend or distribution received by a U.S. shareholder on shares of one of the Portfolios (even if received shortly after the purchase of such shares by such shareholder) will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

      DIVIDENDS RECEIVED DEDUCTION. U.S. Corporate shareholders of RIC Shareholders, if any, may be able to take a dividends-received deduction with respect to the portion of any Portfolio distribution representing certain dividends received by the Portfolio from domestic corporations during the taxable year. The ability to take a dividends-received deduction is subject to particular requirements and limitations in the Code.

      RETURN OF CAPITAL DISTRIBUTIONS. If a Portfolio makes a distribution in excess of its current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a U.S. shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a U.S. shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

      Dividends and distributions on a Portfolio's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Portfolio's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Portfolio's net asset value also reflects unrealized losses.

      REDEMPTIONS AND SALES OF SHARES. Redemptions and sales of shares in any of the Portfolios are generally taxable transactions for U.S. federal income tax purposes, generally giving rise to gain or loss recognition by U.S. shareholders at rates applicable to long-term or short-term capital gains depending on whether the shares were held for more than one year or for one year or less, respectively. However, if a U.S. shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for U.S. federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Portfolio shares will be disallowed if other shares of the same Portfolio are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

      REDEMPTIONS AND SALES OF SHARES BY RIC SHAREHOLDERS. Depending on a RIC Shareholder's percentage ownership in an underlying Portfolio both before and after a redemption of underlying fund shares, there is a remote risk that the RIC Shareholder's redemption of shares of such underlying Portfolio may cause the RIC Shareholder to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying Portfolio. This would be the case where the RIC Shareholder holds a significant interest in an underlying Portfolio and redeems only a small portion of such interest.

      OPTIONS, FUTURES, FORWARD CONTRACTS, AND SWAP AGREEMENTS. Each Portfolio may enter hedging transactions and other transactions in options, futures contracts, forward contracts, swap agreements, straddles, foreign currencies, and other instruments, all of which are subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Portfolio.

      Certain of each Portfolio's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Portfolio's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Portfolio's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and
(iii) thereafter as gain from the sale or exchange of a capital asset. If its book income is less than sum of its taxable income and net tax-exempt income (if any), a Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

      SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. An investment made in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio making the investment to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

      FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. Each Portfolio may enter transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and other similar instruments), which may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

      With respect to each of the Portfolios, investments in foreign securities may be subject to foreign withholding taxes, effectively decreasing the yield on those securities, and may increase or accelerate the Portfolio's recognition of ordinary income and affect the timing or amount of the Portfolio's distributions. None of the Portfolios expects that U.S. shareholders will be able to claim a credit or deduction with respect to foreign taxes paid by the Portfolio.

      PASSIVE FOREIGN INVESTMENT COMPANIES. Equity investments by a Portfolio in certain "passive foreign investment companies" ("PFICs") could potentially subject that Portfolio to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to RIC Shareholders. However, a Portfolio may elect to avoid the imposition of that tax. For example, the Portfolio may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Portfolio to avoid taxation. Making either of these elections therefore may require the Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Portfolio's total return. As mentioned above, dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

      NON-U.S. SHAREHOLDERS. In general, dividends (other than capital gain dividends) paid to a shareholder that not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the 2004 Act, effective for taxable years of the Portfolios beginning before January 1, 2008, a regulated investment company will not be required to withhold any amounts (i) with respect to distributions from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Portfolio, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the regulated investment company. The Portfolios currently do not anticipate that any of their shareholders will be foreign persons, but recognize that RIC Shareholders may have foreign shareholders. Interest-related and short-term capital gain distributions received by a RIC Shareholder will retain their character as excluded from withholding when paid by the RIC Shareholder to its foreign shareholders, if any.

      The 2004 Act also modifies the tax treatment of distributions from a regulated investment company that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Global Real Estate Investment Portfolio will likely hold USRPIs. Although under the 2004 Act distributions to foreign persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") paid or deemed paid on or before December 31, 2007 will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax (and may well be subject to withholding under future regulations), RIC Shareholders will not receive or pass-through USRPI Distributions as a result of investing in the Portfolios. This result may be changed under future regulations.

      Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Portfolio or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.

      BACKUP WITHHOLDING. Each Portfolio generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Portfolio with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Portfolio that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010, and will be 31% for amounts paid after December 31, 2010.

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                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of the Trust

      The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated November 11, 2004, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having ten separate portfolios, each of which is represented by a separate series of shares.

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Portfolio do not have any preemptive rights. Upon termination of any Portfolio, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Portfolio are entitled to share pro rata in the net assets of that Portfolio then available for distribution to such shareholders. The Trust or any Portfolio may be terminated at any time by vote of at least a majority of the outstanding shares of each Portfolio affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

      It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

Disclosure of Portfolio Holdings

      The Portfolios believe that the ideas of Alliance's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Portfolios also believe that knowledge of the Portfolios' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions and evaluating portfolio management techniques.

      Alliance has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information when necessary to the Portfolios' operations or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about the Portfolios' portfolio holdings on a selective basis.

      The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance posts portfolio holdings information on Alliance's website (www.AllianceBernstein.com). Alliance posts on the website a complete schedule of the Portfolios' portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the applicable Portfolio, the market value of the applicable Portfolio's holdings and the percentage of the applicable Portfolio's assets represented by the applicable Portfolio's holdings. In addition to the schedule of portfolio holdings, Alliance may post information about the number of securities a Portfolio holds, a summary of a Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding) and a percentage breakdown of the Portfolio's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, emailed or otherwise transmitted to any person.

      Alliance may distribute or authorize the distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Portfolios. In addition, Alliance may distribute or authorize distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Portfolios' service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. Alliance does not expect to disclose information about the Portfolios' portfolio holdings that is not publicly available to the Portfolios' individual or institutional investors or to intermediaries that distribute the Portfolios' shares. Information may be disclosed with any frequency and any lag, as appropriate.

      Before any non-public disclosure of information about the Portfolios' portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that a Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.

      Alliance has established procedures to ensure that the Portfolios' portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to a Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Portfolios' Board of Trustees on a quarterly basis. If the Board determines that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.

      In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Portfolios' independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Portfolios' custodian in connection with its custody of the Portfolios' assets; (iv) ISS for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolios' portfolio holdings information unless specifically authorized.

Capitalization

      The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of The Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Trustees of the Portfolio, similar to those set forth in
Section 16(c) of the 1940 Act, will be available to shareholders of the Portfolios. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series. Except as noted below under "Shareholder and Trustee Liability," all shares of the Portfolios when duly issued will be fully paid and non-assessable.

      As of the close of business on May 13, 2005, Alliance Capital Management L.P. beneficially owned of record all of the outstanding shares of the AllianceBernstein Small-Mid Cap Growth Portfolio. As of such date, there were no other shares of beneficial interest of the Portfolios outstanding. Alliance Capital Management L.P. is located at 1345 Avenue of the Americas, New York, New York 10105.

Voting Rights

      As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Portfolio and on other matters submitted to the vote of shareholders.

      The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Portfolio will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

      The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this SAI mean the lesser of (i) 67% or more of the shares of the applicable Portfolio or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of such Portfolio or such class are represented or (ii) more than 50% of the outstanding shares of such Portfolio or such class.

      There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Portfolios' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

      Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

      No amendment may be made to the Agreement and Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except
(i) to change the Trust's name, (ii) to establish, change or eliminate the par value of shares or (iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

Shareholder and Trustee Liability

      Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder of that Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio of which he or she was a shareholder would be unable to meet its obligations.

      The Agreement and Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Custodial Arrangements

      State Street Bank and Trust Company, 225 Franklin Street, Boston, MA, 02110 ("State Street") acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Portfolios' Trustees, State Street may enter into subcustodial agreements for the holding of the Portfolios' securities outside of the United States.

Principal Underwriter

      ABIRM, an indirect wholly-owned subsidiary of the Investment Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Portfolios, and as such may solicit orders from the public to purchase shares of the Portfolios. Under the Distribution Services Agreement, the Portfolios have agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

      Legal matters in connection with the issuance of the shares of the Portfolios offered hereby are passed upon by Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110.

Independent Registered Public Accounting Firm

      PricewaterhouseCoopers LLP has been appointed as independent registered public accounting firm for the Portfolios.

Additional Information

      This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

      The financial statements and the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Portfolios, are set forth below.

             Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AllianceBernstein Small-Mid Cap Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of AllianceBernstein Small-Mid Cap Growth Portfolio (the "Fund"), a portfolio of The AllianceBernstein Pooling Portfolios, at April 15, 2005, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 18, 2005

The AllianceBernstein Pooling Portfolios
AllianceBernstein Small Mid-Cap Growth Portfolio
STATEMENT OF ASSETS AND LIABILITIES

April 15, 2005

Assets
Cash                                                                  $100,000
Deferred Offering Expenses (Note A)                                     15,300
                                                                        ------
   Total Assets                                                        115,300
                                                                      --------

Liabilities
Offering Expenses Payable (Note A)                                      15,300
                                                                       -------
   Total Liabilities                                                    15,300
                                                                       -------

Net assets
Paid in Capital (Applicable to 10,000 shares issued
and outstanding)                                                      $100,000
                                                                      ========

Calculation of Maximum Offering Price:
--------------------------------------
Net asset value and redemption price per share
($100,000/10,000 shares issued and outstanding)                         $10.00
                                                                        ------

NOTES TO FINANCIAL STATEMENTS

Note A - Organization:

      The AllianceBernstein Pooling Portfolios (the "Portfolios") was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated November 11, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a "series" company having eleven separate portfolios:
AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio, AllianceBernstein High-

Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio and AllianceBernstein Small-Mid Cap Growth Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The Trust has had no operations to date, other than the sale to Alliance Capital Management L.P. (the "Adviser") on April 15, 2005 of 10,000 shares for $10 each of the AllianceBernstein Small-Mid Cap Growth Portfolio.

      Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of Alliance Capital Management L.P. A Portfolio's shares may be purchased at the relevant net asset value without a sales charge or other fee.

      Costs to be incurred in connection with the offering of the Trust, estimated at $168,125, will be borne by the Trust. The financial statement amount of $15,300, represents the portion borne by the AllianceBernstein Small Mid-Cap Growth Portfolio. Costs incurred in connection with the organization of the Trust, estimated at $71,875, will be borne by the Investment Adviser.

      The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements. Actual results could differ from those estimates.

Note B - Investment Advisory, Distribution Services and Transfer Agency
Agreements:

      Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Investment Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervisions of the Trust's Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

      The Trust has entered into a distribution agreement (the "Distribution Agreement") on behalf of each Portfolio with AllianceBernstein Investment Research and Management (ABIRM), the Portfolios' principal underwriter (the "Underwriter"), to permit the Underwriter to distribute the Portfolios' shares, which are sold at the net asset value without any sales charge. The Distribution Agreement does not obligate the Distributor to sell a specific number of shares.

      Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios' shares, which are borne by the Underwriter.

      Alliance Global Investor Services, Inc. ("AGIS"), an indirect wholly-owned subsidiary of the Adviser, acts as the Portfolios' registrar, transfer agent and dividend-disbursing agent. AGIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

                                   APPENDIX A

                      DESCRIPTION OF CORPORATE BOND RATINGS

              Description of the bond ratings of Moody's Investors
                         Service, Inc. are as follows:

      Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

      A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa-- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

      C-- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

      Descriptions of the bond ratings of Standard & Poor's are as follows:

      AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

      BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

      C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

      D-- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

      The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                                   APPENDIX B

                    STATEMENT OF POLICIES AND PROCEDURES FOR
                                 VOTING PROXIES

INTRODUCTION

      As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

      This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

      PROXY POLICIES

      This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

      Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

      Appointment of Independent Registered Public Accounting Firm: Alliance Capital believes that the company remains in the best position to choose the independent registered public accounting firm and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent registered public accounting firm performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of an independent registered public accounting firm if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the independent registered public accounting firm.

      Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

      Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

      Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

      Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

      Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

      Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

      Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

      PROXY VOTING COMMITTEES

      Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

      CONFLICTS OF INTEREST

      Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting,


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oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

      PROXIES OF CERTAIN NON-US ISSUERS

      Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

      PROXY VOTING RECORDS

      Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President, Deputy General Counsel and Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.


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